UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDMAX

Putnam Absolute Return 700 Fund®

Annual report
10 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund®

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	25

Federal tax information	92

About the Trustees	93

Officers	95

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Absolute Return 700 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive returns above inflation while employing strategies that may produce lower volatility over time. Freed from the constraints of a traditional benchmark, the 700 Fund can invest in a wide range of securities.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

James A. Fetch *(industry since 1994)*

Robert J. Kea, CFA® *(industry since 1988)*

Joshua B. Kutin, CFA® *(industry since 1998)*

Robert J. Schoen *(industry since 1990)*

Jason R. Vaillancourt, CFA® *(industry since 1993)*

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 700 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to manage risk.

Standard deviation of returns since fund inception 12/23/08–10/31/13

Treasury bills	0.05%
Putnam Absolute Return 700 Fund®	4.70%
Bonds	2.85%
Stocks	15.92%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 700 Fund

Absolute Return 700 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 700 Fund

Interview with your fund’s portfolio manager

Bob, how would you describe the overall market environment and the fund’s performance for the annual period ended October 31, 2013?

Despite the many macroeconomic and political headwinds throughout the period, equity markets rallied strongly over the past 12 months, with the Dow Jones Industrial Average and the S&P 500 Index hitting then-record highs. Meanwhile, in a rising-interest-rate environment, bond markets experienced mixed results. Overall, economies in the United States and Europe continued to mend. That said, volatility punctuated the period, triggered by the Fed’s talk of tapering its stimulus program and the ongoing political stalemate in Washington.

Within the Absolute Return portfolio, we can be selective about market risk. During the fund’s fiscal year, while equities rallied strongly, our volatility-reducing strategies curbed performance. In down markets, these curbs can help stave off losses, but when the market is rallying strongly, the fund generally does not participate as much in upside growth. Our fixed-income investments also helped performance somewhat, with a preference for credit risk over interest-rate risk proving beneficial.

How would you describe the environment for capital markets during the period?

Equity markets experienced several sharp shifts during the period. In the fall of 2012,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 700 Fund	5

Wall Street focused on the U.S. fiscal cliff. This created investor anxiety and market volatility. In the first months of the reporting period, U.S. stocks were flat. After a lackluster fourth quarter of 2012, stocks advanced in early 2013, with few meaningful pullbacks and limited volatility. However, the leading sectors were defensive ones, including consumer staples and health care. This may have been an indication that investors, while willing to return to equities, remained cautious and skeptical about the prospects for U.S. economic growth.

Then, in the spring, markets began to experience weaker performance. This was linked to the Fed’s talk of reducing its massive quantitative easing [QE] program in the May–June time frame. After Fed Chairman Ben Bernanke clarified his comments, stating that no tapering would occur until the U.S. economy gained a solid footing, markets rallied in July. In August, the Syrian crisis sparked more volatility with the threat of U.S. military intervention. By September, the Syrian crisis had faded, creating a rally in equity markets once again. In September, the Fed decided at its policy meeting to continue its bond-buying program at the pace of $85 billion per month, noting a more uneven economic climate than it had expected based on a weak September unemployment report along with the potential for fiscal discord in Washington. This sent equity prices even higher.

Investors immediately began trying to assess when the central bank would begin scaling back its bond purchases. Chairman Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Absolute Return 700 Fund

Fed is looking for confirmation of a pickup in economic growth, sustained job gains, and proof that the inflation rate is moving toward the central bank’s 2% target. Then, beginning on October 1, a 16-day partial U.S. government shutdown took place, creating further uncertainty.

What are some strategies that you pursue in the portfolio?

Absolute Return 700 Fund seeks to earn a positive total return that exceeds the rate of inflation by 7% on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. Within the equity portion of the portfolio, the way we curb volatility in the portfolio did not allow us to participate as much in the market’s upside.

In the portfolio, we target less volatile, or “low-beta,” stocks. We regularly conduct research and analysis of historical market trends and patterns. One anomaly we have found is that low-beta stocks have historically provided better risk-adjusted returns than the overall market for longer time periods. However, our strategy of implementing put and call equity index options to help offset the volatility of the stock holdings hurt performance. During the period, with a sustained rise in the equity markets, the call options traded “in the money,” which had the effect of reducing the fund’s upside equity returns.

Looking for stocks with low-beta characteristics fits well with our overall absolute return strategy, because we place a strong emphasis

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 700 Fund	7

on keeping volatility low and pursuing better returns on a risk-adjusted basis than investors typically experience in funds that take on greater market exposure.

Could you provide some background on “non-directional” strategies? What are they, and how do you use them?

Non-directional describes a host of strategies that we believe can deliver positive returns regardless of the directions that markets take — whether up, down, or sideways. These strategies can help reduce the fund’s overall volatility, and diversify our sources of return and contribute to our goal of greater consistent performance.

Here’s an example: Currency strategies that benefit from movements in exchange rates have a low correlation with stock and bond market movements, but can generate returns for the fund. There were also several relative value trades within the portfolio that performed well over the 12-month period, including a long U.S. equity, short emerging-market position and a long position in a basket of high free-cash-flow companies against broader equity markets. Overall, our non-directional strategies were among the smallest contributors to results during the period.

What were some strategies and positions that you pursued in the portfolio during the period?

During the period, the portfolio was fairly well diversified. During the first half of the period, we had a significant position in U.S. equities that favored stocks that have been less volatile than the overall market. In addition, the fund held a wide range of fixed-income positions, and a small position in commodities. Outside of these market

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8	Absolute Return 700 Fund

directional strategies, the fund pursued a number of strategies designed to be independent of market direction. Later in the period, as the debt ceiling and government shutdown situations played out in Washington, we removed much of the fund’s directional exposure and shifted the portfolio to favor non-directional strategies. We have since been increasing directional risk as those issues have been, at least temporarily, addressed.

What’s your opinion of the Fed’s decision not to taper its $85-billion-a-month stimulus program at its September meeting?

At some point, the Fed needs to ease up on the monetary stimulus pedal. We believe monetary easing is not sustainable over the long term. But until the economic data meaningfully improves, the central bank has said all along that it will not reduce the stimulus. That’s where we find ourselves today. During the period, when the Fed communicated to markets that it may reduce stimulus, the market often reacted negatively. This is the challenge that the central bank faces. However, I do believe that markets are growing more comfortable with the idea of tapering.

What is your outlook for the market environment?

Across the board, equity valuations have become somewhat stretched. I am still constructive on equities. Markets like to have a clear view, and I believe we lack clarity right now. Over the past few years, markets have dealt with sovereign defaults, the fiscal cliff, the government shutdown, health-care reform, and Fed tapering, among other issues.

Still, corporate balance sheets look solid and earnings are decent, but there is little top-line growth. I do not believe growth in the markets will be as strong in 2014 as it was in 2013. In the bond markets, it’s hard to see rates going

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 700 Fund	9

much higher or lower. Although it has been a long process, I also think that the U.S. and European economies are slowly healing. Growth in the United States looks to be on track, while Europe appears to be emerging from recession. As a result, we believe the Fed will begin tapering its bond buying in the near future, provided the markets maintain the overall stability they have recently exhibited. In this environment, we will continue to focus on achieving tactical returns for shareholders.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

10	Absolute Return 700 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	33.46%	25.78%	28.51%	26.51%	28.67%	28.67%	29.84%	25.30%	31.37%	34.84%	35.01%	34.85%
Annual average	6.13	4.84	5.30	4.96	5.33	5.33	5.53	4.76	5.78	6.35	6.38	6.35

3 years	14.50	7.92	12.02	9.02	12.00	12.00	12.87	8.92	13.63	15.37	15.51	15.37
Annual average	4.62	2.57	3.85	2.92	3.85	3.85	4.12	2.89	4.35	4.88	4.92	4.88

1 year	3.42	–2.53	2.67	–2.33	2.67	1.67	2.92	–0.68	3.11	3.66	3.79	3.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/13

	BofA Merrill Lynch	Barclays U.S.
	U.S. Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.85%	25.79%	126.24%
Annual average	0.17	4.84	18.31

3 years	0.37	9.32	58.36
Annual average	0.12	3.02	16.56

1 year	0.11	–1.08	27.18

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Absolute Return 700 Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,851 ($12,651 with contingent deferred sales charge). Class C shares would have been valued at $12,867, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,530. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $13,137, $13,484, $13,501, and $13,485, respectively.

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	—		1	1	1	1

Income	$0.012		—	—	—		$0.003	$0.021	$0.026	$0.041

Capital gains	—		—	—	—		—	—	—	—

Total	$0.012		—	—	—		$0.003	$0.021	$0.026	$0.041

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$11.78	$12.50	$11.60	$11.60	$11.65	$12.07	$11.68	$11.81	11.81	11.81

10/31/13	12.17	12.91	11.91	11.91	11.99	12.42	12.04	12.22	12.23	12.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12	Absolute Return 700 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	31.81%	24.23%	27.00%	25.00%	27.16%	27.16%	28.33%	23.84%	29.84%	33.07%	33.24%	33.08%
Annual average	5.96	4.66	5.14	4.79	5.17	5.17	5.37	4.59	5.63	6.17	6.20	6.18

3 years	13.99	7.43	11.49	8.49	11.47	11.47	12.35	8.42	13.20	14.86	15.00	14.86
Annual average	4.46	2.42	3.69	2.75	3.69	3.69	3.96	2.73	4.22	4.73	4.77	4.73

1 year	1.71	–4.14	0.86	–4.14	0.86	–0.14	1.20	–2.35	1.48	1.87	2.00	1.87

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12	1.31%#	2.06%#	2.06%#	1.81%#	1.56%#	1.10%*	1.00%*	1.06%#

Annualized expense ratio for
the six-month period ended
10/31/13†‡	1.24%	1.99%	1.99%	1.74%	1.49%	1.02%	0.92%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 10/31/13.

# Other expenses for class A, B, C, M, R, and Y shares have been restated to reflect current fees.

Absolute Return 700 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.27	$10.04	$10.04	$8.79	$7.53	$5.16	$4.66	$5.01

Ending value (after expenses)	$1,006.60	$1,002.50	$1,002.50	$1,003.30	$1,005.00	$1,008.30	$1,008.20	$1,008.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$8.84	$7.58	$5.19	$4.69	$5.04

Ending value (after expenses)	$1,018.95	$1,015.17	$1,015.17	$1,016.43	$1,017.69	$1,020.06	$1,020.57	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 700 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Absolute Return 700 Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 700 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 700 Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Absolute Return 700 Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Absolute Return 700 Fund	19

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, through at least June 30, 2014, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans and acquired fund fees and expenses) would exceed 1.10% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the

20	Absolute Return 700 Fund

most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by

Absolute Return 700 Fund	21

Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on December 23, 2008, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, exceeded its targeted return over the one-year period, and trailed its targeted return over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam

22	Absolute Return 700 Fund

Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed

Absolute Return 700 Fund	23

contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24	Absolute Return 700 Fund

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 700 Fund	25

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2013

26	Absolute Return 700 Fund

The fund’s portfolio 10/31/13

COMMON STOCKS (34.2%)*	Shares	Value

Basic materials (0.9%)
Bemis Co., Inc.	18,190	$725,781

International Flavors & Fragrances, Inc.	12,671	1,047,258

Packaging Corp. of America	19,035	1,185,500

PPG Industries, Inc.	15,169	2,769,555

Sherwin-Williams Co. (The)	11,082	2,083,416

Sigma-Aldrich Corp.	7,617	658,337

		8,469,847
Capital goods (1.4%)
Ball Corp.	23,742	1,160,746

Boeing Co. (The)	16,290	2,125,845

General Dynamics Corp.	21,791	1,887,754

Lockheed Martin Corp.	10,597	1,413,004

Northrop Grumman Corp.	18,245	1,961,520

Raytheon Co.	24,130	1,987,588

Rockwell Collins, Inc.	9,306	649,838

Roper Industries, Inc.	7,763	984,426

United Technologies Corp.	15,018	1,595,663

		13,766,384
Communication services (1.0%)
AT&T, Inc.	70,763	2,561,621

CenturyLink, Inc.	29,936	1,013,633

IAC/InterActiveCorp.	27,209	1,452,689

SBA Communications Corp. Class A †	7,828	684,715

Verizon Communications, Inc.	88,917	4,491,198

		10,203,856
Conglomerates (2.5%)
3M Co.	40,087	5,044,949

Danaher Corp.	38,292	2,760,470

General Electric Co.	68,435	1,788,891

Marubeni Corp. (Japan)	713,000	5,561,588

Mitsubishi Corp. (Japan)	266,000	5,361,660

Mitsui & Co., Ltd. (Japan)	341,400	4,860,775

		25,378,333
Consumer cyclicals (5.4%)
Advance Auto Parts, Inc.	7,416	735,519

Amazon.com, Inc. †	16,804	6,117,160

AutoZone, Inc. †	3,146	1,367,535

Dillards, Inc. Class A	10,467	858,085

Dollar General Corp. †	16,818	971,744

Dollar Tree, Inc. †	20,463	1,195,039

Ecolab, Inc.	30,664	3,250,383

Equinix, Inc.	10,416	673,603

Home Depot, Inc. (The)	68,223	5,313,889

Kimberly-Clark Corp.	32,547	3,515,076

Macy’s, Inc.	13,223	609,713

MasterCard, Inc. Class A	8,567	6,143,396

McGraw-Hill Cos., Inc. (The)	22,081	1,538,604

MSC Industrial Direct Co., Inc. Class A	4,766	363,979

Absolute Return 700 Fund	27

COMMON STOCKS (34.2%)* cont.	Shares	Value

Consumer cyclicals cont.
O’Reilly Automotive, Inc. †	10,151	$1,256,795

Omnicom Group, Inc.	22,472	1,530,568

PetSmart, Inc.	10,251	745,863

Priceline.com, Inc. †	3,372	3,553,515

Ross Stores, Inc.	17,451	1,349,834

Scripps Networks Interactive Class A	9,095	732,148

Target Corp.	41,728	2,703,557

Time Warner, Inc.	59,550	4,093,467

Towers Watson & Co. Class A	6,133	704,130

Tractor Supply Co.	14,600	1,041,710

Verisk Analytics, Inc. Class A †	12,457	853,554

Viacom, Inc. Class B	35,905	2,990,527

Wal-Mart Stores, Inc.	3,383	259,645

		54,469,038
Consumer staples (4.2%)
Altria Group, Inc.	84,831	3,158,258

Church & Dwight Co., Inc.	13,329	868,384

Coca-Cola Co. (The)	17,768	703,080

Colgate-Palmolive Co.	50,872	3,292,945

Dunkin’ Brands Group, Inc.	9,834	468,885

General Mills, Inc.	57,750	2,911,755

Hershey Co. (The)	18,296	1,815,695

ITOCHU Corp. (Japan)	483,000	5,786,372

JM Smucker Co. (The)	8,567	952,736

Kellogg Co.	26,969	1,705,789

Kraft Foods Group, Inc.	16,712	908,799

McDonald’s Corp.	14,068	1,357,843

Panera Bread Co. Class A †	3,280	517,978

PepsiCo, Inc.	30,042	2,526,232

Philip Morris International, Inc.	23,092	2,057,959

Procter & Gamble Co. (The)	21,368	1,725,466

Reynolds American, Inc.	35,859	1,842,077

Starbucks Corp.	47,616	3,859,276

Sumitomo Corp. (Japan)	398,200	5,163,277

		41,622,806
Energy (2.8%)
Chevron Corp.	62,162	7,456,954

ConocoPhillips	30,675	2,248,478

Diamond Offshore Drilling, Inc.	10,467	648,221

EQT Corp.	13,012	1,113,957

Exxon Mobil Corp.	116,131	10,407,660

Noble Energy, Inc.	14,490	1,085,736

Oceaneering International, Inc.	12,062	1,035,884

Phillips 66	33,209	2,139,656

Spectra Energy Corp.	42,066	1,496,288

		27,632,834
Financials (5.1%)
Alleghany Corp. †	3,911	1,585,598

Allied World Assurance Co. Holdings AG	9,920	1,074,237

28	Absolute Return 700 Fund

COMMON STOCKS (34.2%)* cont.	Shares	Value

Financials cont.
American Express Co.	26,336	$2,154,284

Arch Capital Group, Ltd. †	16,396	950,312

Arthur J Gallagher & Co.	28,453	1,350,095

Bank of Hawaii Corp.	37,333	2,164,567

Berkshire Hathaway, Inc. Class B †	9,734	1,120,189

BlackRock, Inc.	4,550	1,368,686

Chubb Corp. (The)	28,911	2,662,125

Cullen/Frost Bankers, Inc.	39,454	2,792,948

Discover Financial Services	73,724	3,824,801

Essex Property Trust, Inc. R	3,383	544,663

Everest Re Group, Ltd.	11,786	1,811,980

Federal Realty Investment Trust R	5,383	557,679

Health Care REIT, Inc. R	18,613	1,207,053

IntercontinentalExchange, Inc. †	12,379	2,385,805

JPMorgan Chase & Co.	22,635	1,166,608

Northern Trust Corp.	36,070	2,035,068

PartnerRe, Ltd.	14,807	1,483,808

People’s United Financial, Inc.	221,560	3,197,111

Public Storage R	9,939	1,659,515

Rayonier, Inc. R	11,035	518,866

RenaissanceRe Holdings, Ltd.	12,854	1,204,548

Simon Property Group, Inc. R	17,662	2,729,662

T. Rowe Price Group, Inc.	37,659	2,915,183

Tanger Factory Outlet Centers R	9,412	328,008

Validus Holdings, Ltd.	26,565	1,048,786

Visa, Inc. Class A	21,896	4,306,286

Wells Fargo & Co.	28,880	1,232,887

		51,381,358
Health care (4.3%)
Abbott Laboratories	51,907	1,897,201

AbbVie, Inc.	52,962	2,566,009

AmerisourceBergen Corp.	34,936	2,282,368

Amgen, Inc.	27,497	3,189,652

Becton, Dickinson and Co.	13,645	1,434,499

Bristol-Myers Squibb Co.	60,295	3,166,693

C.R. Bard, Inc.	12,173	1,658,206

Cardinal Health, Inc.	44,428	2,606,146

Eli Lilly & Co.	36,915	1,839,105

Henry Schein, Inc. †	13,645	1,534,107

Johnson & Johnson	21,685	2,008,248

McKesson Corp.	27,479	4,296,067

Merck & Co., Inc.	97,627	4,402,001

Perrigo Co.	4,290	591,548

Pfizer, Inc.	226,990	6,964,052

Quest Diagnostics, Inc.	22,107	1,324,430

Ventas, Inc. R	20,313	1,325,220

		43,085,552

Absolute Return 700 Fund	29

COMMON STOCKS (34.2%)* cont.	Shares	Value

Technology (5.0%)
Analog Devices, Inc.	35,334	$1,741,966

Apple, Inc.	23,115	12,074,120

Avago Technologies, Ltd.	36,232	1,646,020

Google, Inc. Class A †	5,419	5,584,713

Harris Corp.	12,484	773,509

Honeywell International, Inc.	47,071	4,082,468

IBM Corp.	36,993	6,629,516

Intuit, Inc.	36,959	2,639,242

L-3 Communications Holdings, Inc.	8,459	849,707

Linear Technology Corp.	35,753	1,470,878

Maxim Integrated Products, Inc.	43,265	1,284,971

Microsoft Corp.	64,723	2,287,958

Motorola Solutions, Inc.	29,936	1,871,599

Paychex, Inc.	51,938	2,194,900

Texas Instruments, Inc.	81,441	3,427,037

Xilinx, Inc.	37,553	1,705,657

		50,264,261
Transportation (0.7%)
C.H. Robinson Worldwide, Inc.	13,540	808,880

Copa Holdings SA Class A (Panama)	3,606	539,241

J. B. Hunt Transport Services, Inc.	8,696	652,461

Southwest Airlines Co.	65,009	1,119,455

United Parcel Service, Inc. Class B	43,399	4,263,518

		7,383,555
Utilities and power (0.9%)
Consolidated Edison, Inc.	42,837	2,493,970

DTE Energy Co.	34,593	2,391,760

Kinder Morgan, Inc.	32,575	1,150,223

Pinnacle West Capital Corp.	20,699	1,159,765

SCANA Corp.	28,136	1,311,982

		8,507,700

Total common stocks (cost $258,721,714)		$342,165,524

MORTGAGE-BACKED SECURITIES (17.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (9.0%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.501s, 2034	$517,005	$691,737
IFB Ser. 3859, Class SG, IO, 6.526s, 2039	4,811,549	689,832
IFB Ser. 3860, Class SP, IO, 6.426s, 2040	2,811,917	416,332
IFB Ser. 3856, Class PS, IO, 6.426s, 2040	1,303,764	180,930
IFB Ser. 3861, Class PS, IO, 6.426s, 2037	1,344,233	201,742
IFB Ser. 3708, Class SQ, IO, 6.376s, 2040	4,975,068	856,707
IFB Ser. 3907, Class KS, IO, 6.376s, 2040	2,308,198	388,011
IFB Ser. 3708, Class SA, IO, 6.276s, 2040	9,001,039	1,518,475
IFB Ser. 3232, Class KS, IO, 6.126s, 2036	1,032,719	108,436
IFB Ser. 4104, Class S, IO, 5.926s, 2042	939,525	200,449
IFB Ser. 3116, Class AS, IO, 5.926s, 2034	1,343,111	99,545
IFB Ser. 4240, Class SA, IO, 5.826s, 2043	9,043,397	1,954,640

30	Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
IFB Ser. 4245, Class AS, IO, 5.826s, 2043	$9,530,449	$2,155,978
IFB Ser. 3964, Class SA, IO, 5.826s, 2041	6,779,574	1,051,376
IFB Ser. 3852, Class NT, 5.826s, 2041	2,787,292	2,789,103
IFB Ser. 3752, Class PS, IO, 5.826s, 2040	2,301,337	351,207
IFB Ser. 311, Class S1, IO, 5.776s, 2043	11,246,992	2,517,639
IFB Ser. 308, Class S1, IO, 5.776s, 2043	4,998,888	1,188,635
IFB Ser. 314, Class AS, IO, 5.716s, 2043	2,575,676	571,572
Ser. 3687, Class CI, IO, 5s, 2038	2,247,719	263,478
Ser. 3632, Class CI, IO, 5s, 2038	298,717	22,425
Ser. 3626, Class DI, IO, 5s, 2037	102,989	2,342
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,441,880	481,783
Ser. 3747, Class HI, IO, 4 1/2s, 2037	281,222	27,180
Ser. 4116, Class MI, IO, 4s, 2042	5,207,862	1,038,371
Ser. 304, Class C53, IO, 4s, 2032	3,635,822	544,173
Ser. 4122, Class CI, IO, 3 1/2s, 2042	7,922,558	1,235,919
Ser. 304, IO, 3 1/2s, 2027	2,589,445	316,560
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,914,854	238,533
Ser. 4158, Class TI, IO, 3s, 2042	8,505,397	1,179,103
Ser. 4165, Class TI, IO, 3s, 2042	7,051,225	982,941
Ser. 4183, Class MI, IO, 3s, 2042	3,166,958	439,574
Ser. T-8, Class A9, IO, 0.468s, 2028	231,941	2,464
Ser. T-59, Class 1AX, IO, 0.274s, 2043	536,492	6,664
Ser. T-48, Class A2, IO, 0.212s, 2033	793,120	7,807
FRB Ser. T-54, Class 2A, IO, zero %, 2043	322,176	50

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.649s, 2035	85,244	141,294
IFB Ser. 05-122, Class SE, 22.504s, 2035	271,536	398,665
IFB Ser. 11-4, Class CS, 12.56s, 2040	1,473,077	1,750,390
IFB Ser. 12-96, Class PS, IO, 6.53s, 2041	3,584,796	692,475
IFB Ser. 12-75, Class SK, IO, 6.48s, 2041	3,244,025	617,565
IFB Ser. 12-75, Class KS, IO, 6.38s, 2042	1,761,941	326,347
IFB Ser. 10-35, Class SG, IO, 6.23s, 2040	3,120,620	558,497
IFB Ser. 12-132, Class SB, IO, 6.03s, 2042	2,415,264	366,130
IFB Ser. 13-81, Class QS, IO, 6.03s, 2041	3,220,410	604,582
IFB Ser. 13-92, Class SA, IO, 5.78s, 2043	1,469,867	347,050
IFB Ser. 13-103, Class SK, IO, 5 3/4s, 2043	1,424,048	335,573
Ser. 13-101, Class SE, IO, 5.73s, 2043	3,182,271	807,501
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	2,149,139	483,556
Ser. 397, Class 2, IO, 5s, 2039	85,233	12,905
Ser. 398, Class C5, IO, 5s, 2039	379,259	48,431
Ser. 10-13, Class EI, IO, 5s, 2038	256,310	8,239
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	3,239,360	399,834
Ser. 418, Class C24, IO, 4s, 2043	6,072,000	1,311,207
Ser. 13-44, Class PI, IO, 4s, 2043	1,702,005	304,765
Ser. 12-124, Class UI, IO, 4s, 2042	6,439,540	1,211,921
Ser. 12-96, Class PI, IO, 4s, 2041	1,745,425	272,007
Ser. 12-40, Class MI, IO, 4s, 2041	3,908,504	695,030

Absolute Return 700 Fund	31

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 406, Class 2, IO, 4s, 2041	$354,362	$63,679
Ser. 406, Class 1, IO, 4s, 2041	190,548	34,756
Ser. 409, Class C16, IO, 4s, 2040	829,009	156,570
Ser. 418, Class C15, IO, 3 1/2s, 2043	9,915,000	2,138,144
Ser. 417, Class C19, IO, 3 1/2s, 2033	4,086,649	609,483
Ser. 13-6, Class BI, IO, 3s, 2042	5,560,831	645,056
Ser. 13-35, Class IP, IO, 3s, 2042	3,951,046	482,614
Ser. 13-23, Class PI, IO, 3s, 2041	5,348,688	585,253
Ser. 13-55, Class MI, IO, 3s, 2032	3,636,938	515,209
Ser. 03-W10, Class 1, IO, 1.147s, 2043	307,681	10,024
Ser. 98-W5, Class X, IO, 0.865s, 2028	434,058	19,533
Ser. 98-W2, Class X, IO, 0.436s, 2028	1,500,817	87,235
Ser. 03-W1, Class 2A, IO, zero %, 2042	676,421	53
Ser. 08-36, Class OV, PO, zero %, 2036	36,417	31,007

Government National Mortgage Association
IFB Ser. 11-61, Class CS, IO, 6.508s, 2035	7,604,805	1,096,993
IFB Ser. 12-26, Class SP, IO, 6.478s, 2042	1,252,907	308,253
Ser. 10-9, Class XD, IO, 6.425s, 2040	10,286,424	2,021,899
IFB Ser. 10-85, Class SE, IO, 6.378s, 2040	4,338,151	822,774
IFB Ser. 10-55, Class SG, IO, 6.328s, 2040	1,057,908	194,549
IFB Ser. 10-50, Class LS, IO, 6.328s, 2040	8,968,072	1,636,763
IFB Ser. 13-91, Class SP, IO, 6.128s, 2042	4,640,140	899,769
IFB Ser. 12-149, Class LS, IO, 6.078s, 2042	5,245,712	906,144
IFB Ser. 10-20, Class SE, IO, 6.078s, 2040	8,600,473	1,533,464
IFB Ser. 10-26, Class QS, IO, 6.078s, 2040	1,693,099	317,168
IFB Ser. 13-37, Class S, IO, 6.058s, 2043	1,364,651	239,496
IFB Ser. 13-113, Class SL, IO, 6.058s, 2042	1,602,268	294,292
IFB Ser. 13-87, Class AS, IO, 6.028s, 2043	2,137,708	363,111
IFB Ser. 13-87, Class SA, IO, 6.028s, 2043	4,534,294	775,627
IFB Ser. 13-124, Class SC, IO, 6.028s, 2041	7,757,783	1,321,694
IFB Ser. 10-120, Class SB, IO, 6.028s, 2035	324,601	29,964
IFB Ser. 13-129, Class SN, IO, 5.978s, 2043	1,772,173	289,768
IFB Ser. 13-102, Class AS, IO, 5.978s, 2043	1,786,985	346,747
IFB Ser. 13-99, Class SL, IO, 5.978s, 2043	3,487,622	647,477
IFB Ser. 13-129, Class CS, IO, 5.978s, 2042	3,771,465	674,225
IFB Ser. 10-20, Class SC, IO, 5.978s, 2040	9,804,237	1,741,821
IFB Ser. 13-134, Class DS, IO, 5.928s, 2043	4,354,939	754,972
IFB Ser. 12-77, Class MS, IO, 5.928s, 2042	2,765,118	645,932
IFB Ser. 13-99, Class VS, IO, 5.925s, 2043	1,713,370	309,366
IFB Ser. 11-146, Class AS, IO, 5.925s, 2041	3,667,726	746,726
Ser. 13-149, Class MS, IO, 5.922s, 2039	3,437,000	555,290
IFB Ser. 12-34, Class SA, IO, 5.878s, 2042	3,601,485	785,340
IFB Ser. 10-158, Class SA, IO, 5.878s, 2040	1,928,933	346,301
IFB Ser. 10-151, Class SA, IO, 5.878s, 2040	2,949,085	529,803
IFB Ser. 11-13, Class SB, IO, 5.778s, 2041	3,626,726	643,119
IFB Ser. 10-89, Class SD, IO, 5.758s, 2040	1,360,313	230,124
IFB Ser. 11-70, Class SN, IO, 5.725s, 2041	1,610,000	397,767

32	Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-70, Class SH, IO, 5.715s, 2041	$1,892,718	$467,217
IFB Ser. 10-15, Class BS, IO, 5.608s, 2040	1,322,639	206,596
IFB Ser. 10-15, Class AS, IO, 5.588s, 2040	6,520,373	1,016,526
IFB Ser. 10-31, Class SA, IO, 5.578s, 2040	10,881,111	1,841,643
IFB Ser. 10-42, Class DS, IO, 5.528s, 2040	10,139,243	1,613,661
IFB Ser. 10-37, Class SG, IO, 5.528s, 2040	552,987	89,855
IFB Ser. 10-42, Class ES, IO, 5.508s, 2040	4,950,961	792,154
IFB Ser. 10-115, Class BS, IO, 5.228s, 2040	2,107,954	322,854
Ser. 13-3, Class IT, IO, 5s, 2043	1,880,713	392,239
Ser. 11-116, Class IB, IO, 5s, 2040	3,572,874	307,527
Ser. 10-35, Class UI, IO, 5s, 2040	2,759,051	573,191
Ser. 10-20, Class UI, IO, 5s, 2040	2,822,331	599,407
Ser. 10-9, Class UI, IO, 5s, 2040	11,708,786	2,401,297
Ser. 09-121, Class UI, IO, 5s, 2039	6,045,963	1,234,888
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	317,571	58,814
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	2,472,759	505,370
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	4,667,877	971,448
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	8,746,953	1,817,057
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	6,505,342	813,428
Ser. 13-24, Class PI, IO, 4s, 2042	2,295,990	433,093
Ser. 12-106, Class QI, IO, 4s, 2042	1,354,802	247,780
Ser. 12-47, Class CI, IO, 4s, 2042	2,917,140	595,863
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	3,174,852	460,830
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	9,110,250	1,501,005
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	6,915,865	1,063,798
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	3,658,993	574,974
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	8,796,036	1,280,879
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,935,829	315,869
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	2,725,979	473,257
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,601,130	521,300
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	4,194,758	558,766
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	10,726,341	1,481,737

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.809s, 2027	115,885	869
Ser. 98-3, IO, 0.14s, 2027	69,545	1,021
Ser. 98-2, IO, 0.011s, 2027	59,250	426
Ser. 98-4, IO, zero %, 2026	90,609	2,230

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.997s, 2045	1,089,403	190,646

		89,930,546
Commercial mortgage-backed securities (5.7%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	1,658,000	1,692,883
Ser. 06-1, Class B, 5.49s, 2045	255,000	234,822
Ser. 06-6, Class A2, 5.309s, 2045	206,947	208,071
FRB Ser. 05-1, Class B, 5.287s, 2042	840,000	857,060
FRB Ser. 05-5, Class D, 5.223s, 2045	426,000	420,973

Absolute Return 700 Fund	33

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust
FRB Ser. 05-6, Class G, 5.185s, 2047 F	$443,000	$364,411
Ser. 05-4, Class C, 5.147s, 2045	495,000	450,450
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	222,937
Ser. 07-1, Class XW, IO, 0.323s, 2049	3,251,895	25,602

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 08-1, Class C, 6 1/4s, 2051	584,000	495,933
Ser. 04-2, Class G, 5.239s, 2038	1,000,000	1,036,200
Ser. 04-4, Class XC, IO, 0.823s, 2042	3,392,620	13,557
Ser. 02-PB2, Class XC, IO, 0.403s, 2035	1,350,004	14

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 5.887s, 2050	241,000	228,950
FRB Ser. 06-PW12, Class AJ, 5 3/4s, 2038	544,000	569,299
FRB Ser. 06-PW11, Class AJ, 5.443s, 2039	332,000	342,168
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	395,443
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	463,100
Ser. 05-PWR9, Class C, 5.055s, 2042	281,000	261,920

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class B, 5.443s, 2039	1,010,000	1,007,879
FRB Ser. 06-PW11, Class C, 5.443s, 2039	200,000	192,860

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.778s, 2049	3,226,000	3,065,345
FRB Ser. 05-C3, Class B, 5.059s, 2043	770,000	702,779

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045	1,486,000	1,369,349

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.119s, 2044	262,000	254,140

Commercial Mortgage Trust
FRB Ser. 07-C9, Class C, 5.8s, 2049	250,000	239,375
FRB Ser. 07-C9, Class D, 5.8s, 2049	350,000	329,000
Ser. 07-C9, Class AJ, 5.65s, 2049	627,000	659,040
FRB Ser. 04-LB3A, Class E, 5.361s, 2037	693,000	700,623
FRB Ser. 05-LP5, Class D, 5.089s, 2043	359,000	375,799

Commercial Mortgage Trust 144A
FRB Ser. 13-CR6, Class D, 4.176s, 2046	320,000	272,131
FRB Ser. 13-CR8, Class D, 3.971s, 2046	450,000	372,117
FRB Ser. 07-C9, Class AJFL, 0.864s, 2049	813,000	715,440

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	198,689	199,043

CS First Boston Mortgage Securities Corp. Ser. 02-CP5, Class E,
5.339s, 2035	511,308	512,556

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class H, 6.326s, 2035	460,000	457,516
Ser. 03-C3, Class AX, IO, 1.322s, 2038	548,812	5

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.417s, 2044	1,171,000	1,156,166

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.444s, 2044	156,000	156,192

34	Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031	$26,389	$26,389

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1,
Class AJ, 5.28s, 2044	408,108	391,669

GE Commercial Mortgage Corporation Trust 144A FRB
Ser. 04-C1, Class G, 5.157s, 2038	567,000	575,222

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class B,
4.965s, 2041	233,000	205,040

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	320,000	296,096
FRB Ser. 05-GG3, Class D, 4.986s, 2042	783,000	785,308

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.645s, 2038	299,000	303,765
Ser. 05-GG4, Class B, 4.841s, 2039	970,000	941,094
Ser. 05-GG4, Class AJ, 4.782s, 2039	313,000	313,613

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	859,000	845,514
FRB Ser. GC10, Class D, 4.415s, 2046	636,000	560,062
Ser. 06-GG8, Class X, IO, 0.574s, 2039	52,880,060	951,841

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	1,040,500	1,062,975
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	619,000	535,656
Ser. 07-LD12, Class A2, 5.827s, 2051	15,625	15,625
FRB Ser. 04-CB9, Class B, 5.647s, 2041	800,000	821,200
Ser. 06-LDP6, Class AJ, 5.565s, 2043	1,381,000	1,407,377
Ser. 02-C3, Class D, 5.314s, 2035	42,777	42,831
Ser. 03-C1, Class D, 5.192s, 2037	2,058,982	2,084,720
FRB Ser. 05-LDP3, Class D, 5.192s, 2042	555,000	534,465
FRB Ser. 04-CBX, Class B, 5.021s, 2037	210,000	208,444
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	463,000	423,075
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	1,000,000	958,200
FRB Ser. 13-C10, Class D, 4.161s, 2047	309,000	263,423
Ser. 07-LDPX, Class X, IO, 0.302s, 2049	12,243,079	105,597

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.172s, 2051	392,000	384,904
FRB Ser. 07-CB20, Class C, 6.172s, 2051	658,000	614,658
FRB Ser. 11-C3, Class E, 5.541s, 2046	262,000	271,065
FRB Ser. 12-LC9, Class E, 4.427s, 2047	458,000	402,757

JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.243s, 2046	342,000	290,252

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.547s, 2040	162,850	159,609

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	905,000	903,552
FRB Ser. 06-C3, Class C, 5.704s, 2039	1,250,000	1,093,750
Ser. 07-C1, Class AJ, 5.484s, 2040	536,000	546,720
FRB Ser. 06-C6, Class C, 5.482s, 2039	377,000	360,035
Ser. 05-C7, Class C, 5.35s, 2040	324,000	333,396

Absolute Return 700 Fund	35

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
FRB Ser. 05-C2, Class C, 5.204s, 2040	$1,150,000	$1,078,354
Ser. 07-C2, Class XW, IO, 0.538s, 2040	1,891,405	33,773

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 03-C8,
Class K, 6.087s, 2037	817,121	818,592

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.263s, 2051	328,000	342,170
FRB Ser. 05-CIP1, Class C, 5.21s, 2038 F	501,000	451,055
FRB Ser. 05-CIP1, Class B, 5.18s, 2038	265,000	254,400
Ser. 04-KEY2, Class D, 5.046s, 2039	263,000	263,289
FRB Ser. 04-BPC1, Class C, 5.011s, 2041	468,000	473,251

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	208,000	204,942

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.196s, 2049	52,024,943	603,489

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	417,000	396,150

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	295,000	283,112

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.42s, 2046	143,000	123,809
FRB Ser. 13-C11, Class E, 4.42s, 2046	750,000	579,675

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.647s, 2042	387,000	415,599
Ser. 07-HQ11, Class C, 5.558s, 2044	322,000	279,850
FRB Ser. 06-HQ8, Class D, 5.496s, 2044	274,000	254,847
Ser. 04-HQ4, Class E, 5.15s, 2040	234,000	233,415

Morgan Stanley/Bank of America Merrill Lynch Trust 144A
Ser. 13-C8, Class D, 4.172s, 2048	506,000	417,956

Morgan Stanley/Bank of America/Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.083s, 2046	206,000	164,369

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3,
Class D, 4.958s, 2049	496,000	450,490

Wachovia Bank Commercial Mortgage Trust Ser. 06-C24,
Class AJ, 5.658s, 2045	775,000	747,333

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C21, Class E, 5.239s, 2044	569,000	562,400

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.305s, 2046	2,412,000	2,050,200

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044	737,000	717,212
FRB Ser. 12-C10, Class D, 4.46s, 2045	637,000	570,064
FRB Ser. 13-C12, Class D, 4.358s, 2048	538,000	467,995
FRB Ser. 13-C11, Class D, 4.184s, 2045	298,000	248,458
FRB Ser. 13-C13, Class D, 4.141s, 2045	1,425,000	1,203,234
FRB Ser. 13-C14, Class D, 4.003s, 2046	716,000	601,540

WFRBS Commercial Mortgage Trust 144A FRB Ser. 13-C15,
Class D, 4.486s, 2046	773,000	646,542

		56,978,612

36	Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.5%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (2.8%)
Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	$335,081	$273,928
FRB Ser. 07-C, Class 07-C, 2.706s, 2036	2,565,731	2,373,302
FRB Ser. 06-G, Class 2A5, 0.453s, 2036	2,206,873	1,914,462

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	283,438	154,786
Ser. 12-RR10, Class 8A2, 4s, 2036	578,768	572,865
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	280,000	244,860

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.386s, 2037	291,073	174,964
FRB Ser. 13-RR2, Class 3A2, 8.082s, 2036	490,000	453,250
FRB Ser. 11-RR6, Class 1A6, 2.813s, 2037	809,608	527,767
Ser. 09-RR7, Class 1A7, IO, 1.731s, 2046	13,843,390	462,888
Ser. 09-RR7, Class 2A7, IO, 1.572s, 2047	22,619,952	708,005

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037	1,393,388	1,210,575
Ser. 06-24CB, Class A11, 5 3/4s, 2036	809,879	663,696

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR15, Class A1,
0.29s, 2036	1,030,973	767,044

Jefferies Resecuritization Trust 144A FRB Ser. 09-R7,
Class 12A2, 2.616s, 2036	1,325,000	1,066,625

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.998s, 2046	4,296,507	2,900,142
FRB Ser. 07-QH2, Class A1, 0.31s, 2037	3,048,464	2,306,163

WAMU Mortgage Pass-Through Certificates
Ser. 04-AR8, Class X, IO, 1.678s, 2044	6,367,766	280,580
Ser. 05-AR11, Class X, IO, 1.515s, 2045	16,244,462	732,625
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	1,663,299	1,413,804
FRB Ser. 06-AR3, Class A1B, 1.148s, 2046	522,607	422,266
FRB Ser. 05-AR11, Class A1C3, 0.68s, 2045	1,457,313	1,202,283
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034	713,392	642,053
FRB Ser. 05-AR13, Class A1C3, 0.66s, 2045	3,358,523	2,868,179
FRB Ser. 05-AR11, Class A1C4, 0.61s, 2045	881,047	722,459
FRB Ser. 05-AR1, Class A1B, 0.56s, 2045	235,766	198,751
FRB Ser. 05-AR13, Class A1B3, 0.53s, 2045	254,349	223,827
FRB Ser. 05-AR15, Class A1B3, 0.51s, 2045	261,610	222,369

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-11, Class 2A5, 5 1/2s, 2035	1,536,907	1,559,961
FRB Ser. 06-AR6, Class 7A2, 5.023s, 2036	538,065	521,923

		27,786,402

Total mortgage-backed securities (cost $169,169,153)		$174,695,560

CORPORATE BONDS AND NOTES (12.6%)*	Principal amount	Value

Basic materials (0.7%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017	$196,000	$211,364

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018 (France)	85,000	92,225

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	650,000	702,000

Absolute Return 700 Fund	37

CORPORATE BONDS AND NOTES (12.6%)* cont.		Principal amount	Value

Basic materials cont.
BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2014 (Australia)		$196,000	$200,174

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		1,500,000	1,582,500

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		1,215,000	1,154,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		605,000	623,150

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		500,000	522,500

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	347,095

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		1,000,000	1,013,428

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		230,000	258,453

			6,707,139
Capital goods (0.6%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		1,400,000	1,470,000

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		1,750,000	1,960,000

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		115,000	130,727

Boeing Co. (The) sr. unsec. unsub. notes 3 1/2s, 2015		148,000	153,750

Caterpillar Financial Services Corp. sr. unsec. notes 6 1/8s, 2014		359,000	365,155

Deere & Co. sr. unsec. notes 6.95s, 2014		148,000	152,643

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	150,000	223,328

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$445,000	485,050

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		850,000	873,375

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands) ‡‡	EUR	245,000	353,023

United Technologies Corp. sr. unsec. unsub. notes 4 7/8s, 2015		$263,000	279,977

			6,447,028
Communication services (2.2%)
America Movil SAB de CV company guaranty unsec. unsub.
notes 5 1/2s, 2014 (Mexico)		196,000	198,842

AT&T, Inc. sr. unsec. unsub. notes 2 1/2s, 2015		1,501,000	1,544,134

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014		263,000	265,910

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		400,000	414,800

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		390,000	404,430

Comcast Corp. company guaranty sr. unsec. unsub. notes
2.85s, 2023		735,000	707,613

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. notes 5 3/4s, 2016 (Netherlands)		263,000	290,923

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		250,000	264,375

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		1,250,000	1,301,875

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		495,000	571,725

38	Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (12.6%)* cont.		Principal amount	Value

Communication services cont.
Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		$130,000	$135,200

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		1,000,000	1,055,000

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		700,000	736,750

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		1,250,000	1,396,875

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		500,000	566,250

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		1,500,000	1,569,375

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		1,120,000	974,400

Qwest Corp. sr. unsec. unsub. notes 6 1/2s, 2017		290,000	325,377

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		1,500,000	1,605,000

Telefonica Emisiones SAU company guaranty notes 6.421s,
2016 (Spain)		140,000	155,195

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.949s, 2015 (Spain)		185,000	192,865

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s,
2024 (Luxembourg)	EUR	115,000	162,437

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s,
2022 (Luxembourg)	EUR	165,000	231,946

Time Warner Cable, Inc. company guaranty sr. unsec. notes
5.85s, 2017		$555,000	611,455

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		560,000	607,758

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016		846,000	929,712

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	540,000	889,646

Vodafone Group PLC sr. unsec. unsub. notes 5 5/8s, 2017
(United Kingdom)		$297,000	334,974

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		1,775,000	1,961,375

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	110,000	157,141

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$420,000	442,050

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017		1,000,000	1,143,750

			22,149,158
Consumer cyclicals (1.3%)
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		860,000	857,850

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		1,500,000	1,755,000

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019		475,000	482,125

Daimler Finance North America, LLC company guaranty
6 1/2s, 2013		163,000	163,277

Absolute Return 700 Fund	39

CORPORATE BONDS AND NOTES (12.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		$500,000	$528,750

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		312,000	334,230

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		477,000	498,465

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		163,000	180,390

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		500,000	512,500

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	391,271	541,872

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		$1,000,000	1,100,000

Navistar International Corp. sr. notes 8 1/4s, 2021		1,250,000	1,278,125

Owens Corning company guaranty sr. unsec. notes 9s, 2019		47,000	58,045

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		200,000	223,000

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		1,300,000	1,404,000

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018		180,000	188,550

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		500,000	557,500

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		395,000	448,325

Target Corp. sr. unsec. notes 5 3/8s, 2017		263,000	299,721

Time Warner, Inc. company guaranty sr. unsec. notes
5 7/8s, 2016		426,000	483,049

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		337,344	355,055

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2021		263,000	283,378

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 3.2s, 2014		622,000	632,114

			13,165,321
Consumer staples (0.8%)
Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		570,000	514,425

Altria Group, Inc. company guaranty sr. unsec. notes
4 1/8s, 2015		387,000	410,012

Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 4 1/8s, 2015		359,000	374,357

Coca-Cola Co. (The) sr. unsec. notes 1.8s, 2016		163,000	167,926

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		590,000	673,338

CVS Corp. sr. unsec. notes 5 3/4s, 2017		113,000	129,553

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
5 3/4s, 2017 (United Kingdom)		196,000	226,805

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	750,000	1,062,354

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017		$163,000	188,443

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		1,750,000	1,894,375

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		500,000	537,500

Mondelez International, Inc. sr. unsec. unsub. notes 4 1/8s, 2016		622,000	664,818

PepsiCo, Inc. sr. unsec. unsub. notes 3.1s, 2015		459,000	472,929

40	Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (12.6%)* cont.	Principal amount	Value

Consumer staples cont.
Philip Morris International, Inc. sr. unsec. unsub. notes
5.65s, 2018	$196,000	$228,030

Procter & Gamble Co. (The) sr. unsec. notes 3 1/2s, 2015	263,000	273,080

		7,817,945
Energy (1.7%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	120,000	135,633

BP Capital Markets PLC company guaranty sr. unsec. notes
3 7/8s, 2015 (United Kingdom)	148,000	154,560

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	115,000	126,111

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	1,000,000	1,095,000

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	445,000	488,944

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	1,000,000	1,042,500

ConocoPhillips company guaranty sr. unsec. notes 4.6s, 2015	521,000	546,101

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	1,000,000	1,041,250

EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)	230,000	235,772

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	500,000	518,120

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	1,500,000	1,561,875

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	110,000	117,150

Linn Energy LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	1,250,000	1,246,875

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	265,000	298,125

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	1,000,000	1,002,500

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,805,000	1,695,346

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	2,500,000	2,700,000

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	459,000	478,712

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	2,000,000	2,100,000

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/4s, 2017	196,000	231,047

		16,815,621
Financials (2.4%)
Allstate Corp. (The) sr. unsec. unsub. notes 5s, 2014	196,000	202,932

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,000,000	1,107,500

American Express Credit Corp. sr. unsec. unsub. notes
5 1/8s, 2014	588,000	610,216

American International Group, Inc. sr. unsec. notes Ser. MTN,
5.45s, 2017	325,000	366,164

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	265,000	269,155

Absolute Return 700 Fund	41

CORPORATE BONDS AND NOTES (12.6%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	$359,000	$370,638

BB&T Corp. unsec. sub. notes 5.2s, 2015	196,000	212,691

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 1.3s, 2018	717,000	704,471

Capital One Financial Corp. sr. unsec. unsub. notes 3 1/2s, 2023	289,000	278,151

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	520,000	562,250

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	218,000	282,066

Credit Suisse/New York sr. unsec. notes 5 1/2s, 2014	818,000	838,586

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	359,000	414,284

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	1,190,000	1,273,300

General Electric Capital Corp. sr. unsec. unsub. notes 6s, 2019	2,050,000	2,426,163

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6 1/4s, 2017	1,597,000	1,847,359

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038	645,000	754,650

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	435,000	505,547

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	1,000,000	1,048,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	700,000	721,000

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015	1,759,000	1,822,215

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
perpetual maturity (United Kingdom)	200,000	212,666

Metropolitan Life Global Funding I 144A notes 3s, 2023	260,000	250,588

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	400,000	416,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	610,000	628,300

PNC Funding Corp. bank guaranty sr. unsec. notes 3 5/8s, 2015	167,000	173,071

Prudential Financial, Inc. sr. disc. unsec. unsub. notes Ser. MTN,
4 3/4s, 2015	325,000	348,376

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	230,000	230,022

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	230,000	268,525

UBS AG/Stamford, CT sr. unsec. notes Ser. DPNT, 3 7/8s, 2015	250,000	259,554

US Bancorp sr. unsec. unsub. notes 2.45s, 2015	263,000	271,445

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	250,000	271,875

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)	500,000	531,250

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,500,000	1,652,700

Wells Fargo & Co. sr. unsec. unsub. notes 5 5/8s, 2017	1,334,000	1,542,731

Westpac Banking Corp. sr. unsec. unsub. notes 3s,
2015 (Australia)	230,000	239,714

		23,914,905
Health care (1.6%)
Amgen, Inc. sr. unsec. notes 5.85s, 2017	196,000	224,286

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	1,969,000	1,978,844

42	Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (12.6%)* cont.		Principal amount	Value

Health care cont.
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		$196,000	$228,384

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		2,000,000	2,077,500

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		175,000	189,412

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	445,000	639,683

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$525,000	585,375

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2014		263,000	267,640

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		50,000	53,688

HCA, Inc. sr. notes 6 1/2s, 2020		610,000	678,625

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,390,000	1,483,825

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		565,000	598,900

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		856,000	963,000

Merck & Co., Inc. sr. unsec. notes 4s, 2015		297,000	314,000

Novartis Capital Corp. company guaranty sr. unsec.
notes 2.9s, 2015		263,000	272,832

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		1,080,000	1,123,200

Pfizer, Inc. sr. unsec. notes 5.35s, 2015		622,000	662,451

Service Corp. International/US sr. notes 7s, 2017		185,000	207,431

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	728,175

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		196,000	229,556

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020		2,430,000	2,587,950

WellPoint, Inc. unsec. unsub. notes 5 1/4s, 2016		93,000	101,416

			16,196,173
Technology (0.3%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		133,000	133,831

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		330,000	332,063

Cisco Systems, Inc. sr. unsec. unsub. notes 5 1/2s, 2016		297,000	329,455

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		500,000	532,500

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014		263,000	267,488

IBM Corp. sr. unsec. notes 5.7s, 2017		392,000	455,875

Oracle Corp. sr. unsec. notes 5 1/4s, 2016		359,000	394,620

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		230,000	239,407

			2,685,239
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		1,000,000	1,066,250

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)		1,000,000	1,080,000

United Parcel Service, Inc. sr. unsec. unsub. notes 3 7/8s, 2014		196,000	198,799

			2,345,049
Utilities and power (0.8%)
AES Corp. (VA) sr. unsec. unsub. notes 9 3/4s, 2016		150,000	177,375

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		1,000,000	1,177,500

Appalachian Power Co. sr. unsec. unsub. notes 7s, 2038		111,000	134,642

Absolute Return 700 Fund	43

CORPORATE BONDS AND NOTES (12.6%)* cont.	Principal amount	Value

Utilities and power cont.
Carolina Power & Light Co. 1st mtge. bonds 5.3s, 2019	$160,000	$185,400

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018	93,000	115,773

Dominion Resources, Inc. sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	510,000	590,617

Duke Energy Carolinas, LLC sr. unsec. unsub. notes 6.3s, 2014	510,000	517,236

El Paso Corp. sr. unsec. notes 7s, 2017	465,000	524,940

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	585,000	572,569

Enterprise Products Operating, LLC company guaranty
sr. unsec. unsub. bonds Ser. L, 6.3s, 2017	230,000	267,116

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	945,000	1,091,475

Exelon Corp. sr. unsec. notes 4.9s, 2015	488,000	517,065

FirstEnergy Corp. sr. unsec. unsub. notes Ser. C, 7 3/8s, 2031	130,000	137,053

FPL Group Capital, Inc. company guaranty sr. unsec. notes
7 7/8s, 2015	163,000	185,879

Kinder Morgan Energy Partners LP notes 6s, 2017	263,000	298,832

National Rural Utilities Cooperative Finance Corp. sr. bonds
10 3/8s, 2018	134,000	183,880

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	185,000	236,138

Southern Power Co. sr. unsec. notes Ser. D, 4 7/8s, 2015	196,000	209,079

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	125,000	160,624

TransCanada PipeLines, Ltd. sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)	230,000	275,640

		7,558,833

Total corporate bonds and notes (cost $122,179,616)		$125,802,411

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.9%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2043	$8,000,000	$8,666,250

		8,666,250
U.S. Government Agency Mortgage Obligations (9.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043	2,748,281	2,877,107

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, November 1, 2043	3,000,000	3,274,219
4s, TBA, December 1, 2043	10,000,000	10,506,640
4s, TBA, November 1, 2043	26,000,000	27,393,439
3 1/2s, with due dates from November 1, 2042 to May 1, 2043	7,850,006	8,001,488
3 1/2s, TBA, December 1, 2043	17,000,000	17,398,446
3 1/2s, TBA, November 1, 2043	17,000,000	17,444,922
3s, TBA, November 1, 2043	8,000,000	7,896,250

		94,792,511

Total U.S. government and agency mortgage obligations (cost $103,114,935)		$103,458,761

44	Absolute Return 700 Fund

SENIOR LOANS (5.4%)* [c]		Principal amount	Value

Basic materials (0.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN 8 1/4s,
2020 (Luxembourg)		$500,000	$513,750

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)		656,746	659,619

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)		340,754	342,245

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)		1,165,000	1,174,466

			2,690,080
Communication services (0.3%)
Asurion Corp. bank term loan FRN 11s, 2019		1,500,000	1,558,751

Asurion, LLC/CA bank term loan FRN Ser. B2, 3 1/2s, 2020		665,333	649,887

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019		987,500	991,450

			3,200,088
Consumer cyclicals (2.5%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018		1,935,450	1,945,818

American Casino & Entertainment Properties, LLC bank term
loan FRN 6s, 2020		1,296,750	1,310,798

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		1,085,455	1,089,073

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018		1,957,421	1,834,811

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020		1,500,000	1,545,000

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		825,407	831,081

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.929s, 2019		1,617,000	1,545,448

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	1,970,154	1,884,840

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019		$1,496,231	1,313,254

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018		683,495	682,855

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018		583,538	564,694

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018		574,255	573,896

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019		992,500	991,259

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017		83,634	83,982

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019		990,000	995,363

Sabre, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019		1,736,875	1,751,142

Serta Simmons Holdings, LLC bank term loan FRN 5s, 2019		718,266	722,755

Station Casinos, LLC bank term loan FRN Ser. B, 5s, 2020		1,243,750	1,253,068

Travelport, LLC bank term loan FRN 9 1/2s, 2016		625,223	646,585

Travelport, LLC bank term loan FRN 6 1/4s, 2019		1,610,963	1,637,543

TWCC Holding Corp. bank term loan FRN 7s, 2020		1,000,000	1,026,250

Van Wagner Communications, LLC bank term loan FRN Ser. B,
6 1/4s, 2018		492,525	501,144

			24,730,659
Consumer staples (0.3%)
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021		2,000,000	2,014,376

Sprouts Farmers Market, Inc. bank term loan FRN 4s, 2020		511,786	513,065

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020		335,000	336,675

Absolute Return 700 Fund	45

SENIOR LOANS (5.4%)* [c] cont.	Principal amount	Value

Consumer staples cont.
WNA Holdings, Inc. bank term loan FRN 4.53s, 2020	$151,529	$152,381

WNA Holdings, Inc. bank term loan FRN 4.53s, 2020	81,941	82,402

		3,098,899
Energy (0.6%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,500,000	1,524,375

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	411,115	406,918

Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	1,325,000	1,296,291

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018‡‡	1,050,000	1,060,500

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	397,000	396,669

Vantage Drilling Co. bank term loan FRN Ser. B, 6 1/4s, 2017	1,268,250	1,280,404

		5,965,157
Financials (0.3%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	1,217	1,221

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	1,500,000	1,471,875

Walter Investment Management Corp. bank term loan FRN
5 3/4s, 2017	1,671,519	1,686,668

		3,159,764
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	992,500	996,222

Kinetic Concepts, Inc. bank term loan FRN Ser. D1, 4 1/2s, 2018	1,341,458	1,350,513

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	707,454	711,430

		3,058,165
Technology (0.4%)
Avaya, Inc. bank term loan FRN Ser. B5, 8s, 2018	1,748,044	1,704,100

First Data Corp. bank term loan FRN 4.17s, 2018	1,500,000	1,501,250

Lawson Software bank term loan FRN Ser. B2, 5 1/4s, 2018	617,529	621,691

		3,827,041
Transportation (0.3%)
Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡	1,575,000	1,551,375

Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	1,466,087	1,469,752

		3,021,127
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.704s, 2017	1,093,159	729,228

		729,228

Total senior loans (cost $53,489,458)		$53,480,208

COMMODITY LINKED NOTES (1.9%)* Ω	Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)	$18,933,000	$19,123,251

Total commodity Linked Notes (cost $18,933,000)		$19,123,251

INVESTMENT COMPANIES (1.4%)*	Shares	Value

Ares Capital Corp.	52,255	$907,669

SPDR S&P 500 ETF Trust	71,700	12,599,841

Total investment companies (cost $13,166,825)		$13,507,510

46	Absolute Return 700 Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$725,000	$632,563

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		3,710,000	3,515,225

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		775,000	827,313

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		220,000	233,475

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	131,250

Total foreign government and agency bonds and notes (cost $5,486,041)			$5,339,826

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Federal National Mortgage Association TBA
30 yr. 3s (Call)	Dec-13/$98.52	7,000,000	$52,850

Federal National Mortgage Association TBA
30 yr. 3s (Call)	Dec-13/98.59	7,000,000	49,910

SPDR S&P 500 ETF Trust (Put)	Oct-14/152.00	382,038	1,730,365

SPDR S&P 500 ETF Trust (Put)	Sep-14/150.00	272,415	1,047,438

SPDR S&P 500 ETF Trust (Put)	Aug-14/145.00	299,853	736,193

SPDR S&P 500 ETF Trust (Put)	Jul-14/147.00	299,814	711,591

SPDR S&P 500 ETF Trust (Put)	Jun-14/138.00	299,814	393,096

SPDR S&P 500 ETF Trust (Put)	May-14/145.00	299,814	424,575

Total purchased equity options outstanding (cost $8,744,574)			$5,146,018

SHORT-TERM INVESTMENTS (28.8%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.07% L		131,328,141	$131,328,141

SSgA Prime Money Market Fund 0.02% P		33,240,000	33,240,000

U.S. Treasury Bills with an effective yield of 0.13%,
August 21, 2014 # ∆ §		$26,000,000	25,983,594

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 # ∆ §		20,000,000	19,991,960

U.S. Treasury Bills with an effective yield of 0.11%, April 3, 2014		15,000,000	14,996,340

U.S. Treasury Bills with an effective yield of 0.10%,
March 6, 2014		18,250,000	18,246,514

U.S. Treasury Bills with an effective yield of 0.10%,
February 6, 2014		18,250,000	18,247,792

U.S. Treasury Bills with an effective yield of 0.09%,
December 19, 2013		18,250,000	18,247,688

U.S. Treasury Bills with an effective yield of 0.12%,
December 12, 2013		7,500,000	7,498,932

Total short-term investments (cost $287,757,783)			$287,780,961

TOTAL INVESTMENTS

Total investments (cost $1,040,763,099)			$1,130,500,030

Absolute Return 700 Fund	47

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,000,176,922.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

48	Absolute Return 700 Fund

At the close of the reporting period, the fund maintained liquid assets totaling $513,162,146 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $271,641,056)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Brazilian Real	Buy	1/3/14	$1,417,894	$1,450,090	$(32,196)

	British Pound	Buy	12/18/13	99,859	96,877	2,982

	Canadian Dollar	Sell	1/16/14	409,520	413,461	3,941

	Chilean Peso	Buy	1/16/14	3,553,225	3,635,847	(82,622)

	Euro	Buy	12/18/13	1,417,598	1,411,496	6,102

	Euro	Sell	12/18/13	1,417,598	1,437,810	20,212

	Japanese Yen	Sell	11/20/13	2,853,980	2,826,919	(27,061)

	Singapore Dollar	Sell	11/20/13	1,940,928	1,889,010	(51,918)

	Swiss Franc	Sell	12/18/13	1,436,573	1,391,080	(45,493)

Barclays Bank PLC
	Australian Dollar	Buy	1/16/14	1,421,849	1,448,255	(26,406)

	Brazilian Real	Buy	1/3/14	4,365,733	4,457,666	(91,933)

	British Pound	Buy	12/18/13	2,841,727	2,847,740	(6,013)

	British Pound	Sell	12/18/13	2,841,727	2,834,839	(6,888)

	Canadian Dollar	Sell	1/16/14	3,219,203	3,231,067	11,864

	Czech Koruna	Sell	12/18/13	1,475,679	1,497,571	21,892

	Euro	Sell	12/18/13	3,569,250	3,625,807	56,557

	Hungarian Forint	Buy	12/18/13	1,284,326	1,272,411	11,915

	Japanese Yen	Sell	11/20/13	4,345,116	4,261,169	(83,947)

	Mexican Peso	Sell	1/16/14	623,710	647,459	23,749

	Norwegian Krone	Buy	12/18/13	1,538,746	1,537,537	1,209

	Polish Zloty	Buy	12/18/13	5,231,211	5,297,344	(66,133)

	Singapore Dollar	Sell	11/20/13	4,471,380	4,456,842	(14,538)

	Swiss Franc	Sell	12/18/13	1,486,737	1,439,776	(46,961)

	Turkish Lira	Buy	12/18/13	876,362	890,617	(14,255)

Citibank, N.A.
	Brazilian Real	Buy	1/3/14	3,473,823	3,565,619	(91,796)

	British Pound	Sell	12/18/13	1,473,838	1,477,687	3,849

	Canadian Dollar	Sell	1/16/14	1,492,670	1,489,941	(2,729)

	Euro	Buy	12/18/13	2,915,308	2,883,414	31,894

	Euro	Sell	12/18/13	2,915,308	2,920,863	5,555

	Japanese Yen	Sell	11/20/13	3,028,682	2,974,289	(54,393)

	New Taiwan Dollar	Sell	11/20/13	2,731,986	2,738,716	6,730

	Swiss Franc	Sell	12/18/13	2,801,042	2,712,995	(88,047)

Absolute Return 700 Fund	49

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $271,641,056) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Buy	12/18/13	$1,618,257	$1,595,572	$22,685

	Canadian Dollar	Sell	1/16/14	1,561,977	1,578,019	16,042

	Czech Koruna	Sell	12/18/13	1,475,679	1,483,601	7,922

	Euro	Sell	12/18/13	1,550,802	1,708,560	157,758

	Japanese Yen	Sell	11/20/13	3,113,584	3,036,931	(76,653)

	Mexican Peso	Sell	1/16/14	1,777,999	1,792,879	14,880

	New Zealand Dollar	Buy	1/16/14	1,440,626	1,485,469	(44,843)

	Norwegian Krone	Buy	12/18/13	1,502,571	1,519,833	(17,262)

	Singapore Dollar	Sell	11/20/13	3,722,218	3,726,930	4,712

	South Korean Won	Buy	11/20/13	3,206,757	3,184,525	22,232

	Swedish Krona	Buy	12/18/13	1,400,037	1,368,760	31,277

	Swiss Franc	Sell	12/18/13	1,403,277	1,358,827	(44,450)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	502,482	532,101	(29,619)

	British Pound	Buy	12/18/13	73,572	71,359	2,213

	British Pound	Sell	12/18/13	73,572	74,141	569

	Canadian Dollar	Buy	1/16/14	1,469,888	1,488,551	(18,663)

	Canadian Dollar	Sell	1/16/14	1,469,888	1,480,424	10,536

	Euro	Sell	12/18/13	1,766,158	1,717,975	(48,183)

	Japanese Yen	Sell	11/20/13	3,850,555	3,831,049	(19,506)

	Norwegian Krone	Buy	12/18/13	1,470,169	1,520,745	(50,576)

	Polish Zloty	Buy	12/18/13	2,259,487	2,300,807	(41,320)

	Swiss Franc	Sell	12/18/13	1,427,643	1,378,184	(49,459)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	1,186,693	1,175,298	11,395

	British Pound	Buy	12/18/13	61,069	114,000	(52,931)

	Canadian Dollar	Sell	1/16/14	674,684	667,424	(7,260)

	Chilean Peso	Buy	1/16/14	3,553,225	3,636,358	(83,133)

	Euro	Buy	12/18/13	2,174,464	2,137,522	36,942

	Euro	Sell	12/18/13	2,174,464	2,136,879	(37,585)

	Japanese Yen	Sell	11/20/13	2,425,093	2,377,555	(47,538)

HSBC Bank USA, National Association
	British Pound	Buy	12/18/13	1,504,613	1,503,049	1,564

	Canadian Dollar	Sell	1/16/14	267,365	270,116	2,751

	Chinese Yuan
	(Offshore)	Buy	11/20/13	142,077	175,019	(32,942)

	Euro	Buy	12/18/13	1,420,449	1,387,714	32,735

	Euro	Sell	12/18/13	1,420,449	1,396,807	(23,642)

	Japanese Yen	Sell	11/20/13	841,825	827,697	(14,128)

	New Taiwan Dollar	Sell	11/20/13	2,731,983	2,731,744	(239)

	Swedish Krona	Buy	12/18/13	1,375,850	1,396,803	(20,953)

	Swedish Krona	Sell	12/18/13	1,375,850	1,391,759	15,909

50	Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $271,641,056) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/14	$1,410,750	$1,405,828	$4,922

	Brazilian Real	Buy	1/3/14	3,258,664	3,343,857	(85,193)

	British Pound	Buy	12/18/13	204,046	240,332	(36,286)

	Czech Koruna	Buy	12/18/13	850,035	838,640	11,395

	Czech Koruna	Sell	12/18/13	850,035	824,813	(25,222)

	Euro	Sell	12/18/13	371,780	414,366	42,586

	Hungarian Forint	Buy	12/18/13	1,618,434	1,641,227	(22,793)

	Japanese Yen	Sell	11/20/13	2,359,110	2,359,492	382

	Malaysian Ringgit	Buy	11/20/13	3,489,101	3,456,109	32,992

	Malaysian Ringgit	Sell	11/20/13	3,489,101	3,340,262	(148,839)

	Mexican Peso	Sell	1/16/14	838,952	852,498	13,546

	New Taiwan Dollar	Sell	11/20/13	4,849,676	4,843,387	(6,289)

	New Zealand Dollar	Buy	1/16/14	1,440,626	1,485,407	(44,781)

	Norwegian Krone	Buy	12/18/13	1,874,918	1,887,275	(12,357)

	Polish Zloty	Buy	12/18/13	4,207,827	4,235,491	(27,664)

	Singapore Dollar	Sell	11/20/13	3,726,808	3,706,121	(20,687)

	South Korean Won	Buy	11/20/13	4,589,516	4,574,596	14,920

	Swiss Franc	Buy	12/18/13	1,431,391	1,425,826	5,565

	Swiss Franc	Sell	12/18/13	1,443,629	1,401,582	(42,047)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/16/14	2,856,491	2,847,773	8,718

	Australian Dollar	Sell	1/16/14	2,856,491	2,881,205	24,714

	Brazilian Real	Buy	1/3/14	3,473,779	3,553,646	(79,867)

	Canadian Dollar	Sell	1/16/14	1,467,973	1,485,935	17,962

	Euro	Sell	12/18/13	126,009	34,688	(91,321)

	Hungarian Forint	Buy	12/18/13	1,284,325	1,272,589	11,736

	Japanese Yen	Sell	11/20/13	2,418,443	2,394,095	(24,348)

	Mexican Peso	Sell	1/16/14	635,080	642,593	7,513

	Swedish Krona	Buy	12/18/13	162,111	157,476	4,635

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	1,405,388	1,393,950	11,438

	Brazilian Real	Buy	1/3/14	4,295,966	4,396,370	(100,404)

	British Pound	Buy	12/18/13	1,495,317	1,514,198	(18,881)

	Czech Koruna	Buy	12/18/13	850,035	838,683	11,352

	Czech Koruna	Sell	12/18/13	850,035	825,406	(24,629)

	Euro	Sell	12/18/13	2,045,467	2,086,060	40,593

	Japanese Yen	Sell	11/20/13	3,497,263	3,452,354	(44,909)

	Mexican Peso	Buy	1/16/14	817,560	811,775	5,785

	Mexican Peso	Sell	1/16/14	817,560	828,099	10,539

	New Taiwan Dollar	Sell	11/20/13	4,849,679	4,842,979	(6,700)

	New Zealand Dollar	Buy	1/16/14	1,440,626	1,474,627	(34,001)

	Norwegian Krone	Buy	12/18/13	725,810	697,706	28,104

Absolute Return 700 Fund	51

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $271,641,056) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Polish Zloty	Buy	12/18/13	$2,971,724	$2,995,967	$(24,243)

	Singapore Dollar	Sell	11/20/13	4,245,166	4,188,784	(56,382)

	South Korean Won	Buy	11/20/13	5,446,360	5,407,658	38,702

	Swedish Krona	Buy	12/18/13	1,470,718	1,484,160	(13,442)

	Swiss Franc	Sell	12/18/13	658,971	582,084	(76,887)

UBS AG
	Australian Dollar	Buy	1/16/14	1,411,126	1,400,464	10,662

	Australian Dollar	Sell	1/16/14	1,411,126	1,398,189	(12,937)

	British Pound	Buy	12/18/13	1,448,514	1,461,872	(13,358)

	Canadian Dollar	Sell	1/16/14	1,380,671	1,384,582	3,911

	Czech Koruna	Sell	12/18/13	2,951,357	2,971,113	19,756

	Euro	Sell	12/18/13	3,864,311	4,004,836	140,525

	Hungarian Forint	Buy	12/18/13	1,618,433	1,657,859	(39,426)

	Japanese Yen	Sell	11/20/13	3,449,695	3,375,773	(73,922)

	Mexican Peso	Sell	1/16/14	1,985,255	1,998,962	13,707

	New Zealand Dollar	Buy	1/16/14	1,440,626	1,474,694	(34,068)

	Norwegian Krone	Buy	12/18/13	1,833,863	1,864,837	(30,974)

	Singapore Dollar	Sell	11/20/13	4,050,832	4,004,142	(46,690)

	Swedish Krona	Buy	12/18/13	1,472,229	1,464,321	7,908

	Swiss Franc	Sell	12/18/13	607,595	478,374	(129,221)

	Turkish Lira	Buy	12/18/13	1,254,118	1,274,139	(20,021)

	Turkish Lira	Sell	12/18/13	1,254,118	1,249,444	(4,674)

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	709,984	733,619	(23,635)

	Euro	Buy	12/18/13	2,910,692	2,871,502	39,190

	Euro	Sell	12/18/13	2,910,692	2,894,951	(15,741)

	Japanese Yen	Sell	11/20/13	1,703,324	1,686,214	(17,110)

Total						$(1,939,832)

FUTURES CONTRACTS OUTSTANDING at 10/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	513	$98,906,605	Dec-13	$(1,447,054)

FTSE 100 Index (Short)	279	30,010,366	Dec-13	(785,474)

S&P 500 Index E-Mini (Short)	232	20,311,600	Dec-13	(709,144)

S&P Mid Cap 400 Index
E-Mini (Long)	356	45,795,840	Dec-13	1,959,397

U.K. Gilt 10 yr (Long)	554	$98,830,384	Dec-13	900,774

U.S. Treasury Note 5 yr (Short)	121	14,724,188	Dec-13	(93,285)

U.S. Treasury Note 10 yr (Long)	636	81,000,563	Dec-13	(69,943)

Total				$(244,729)

52	Absolute Return 700 Fund

WRITTEN EQUITY OPTIONS OUTSTANDING at 10/31/13 (premiums $642,292)

	Expiration date/	Contract
	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-13/$182.00	148,977	$62,570

SPDR S&P 500 ETF Trust (Call)	Nov-13/181.00	706,045	268,298

SPDR S&P 500 ETF Trust (Call)	Nov-13/181.00	209,671	50,321

SPDR S&P 500 ETF Trust (Call)	Nov-13/179.00	295,824	105,668

SPDR S&P 500 ETF Trust (Call)	Nov-13/180.00	505,495	98,167

Total			$585,024

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/13

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Credit Suisse International
(2.70625)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.70625	$6,300,000	$3,402

(2.7165)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.7165	6,300,000	378

Total			$3,780

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $28,021,192)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2043	$10,000,000	11/13/13	$10,535,938

Federal National Mortgage Association, 3 1/2s,
November 1, 2043	17,000,000	11/13/13	17,444,922

Total			$27,980,860

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
GBP	1,320,000	$—	8/15/31	3.6%	6 month GBP-	$(161,867)
					LIBOR-BBA

Goldman Sachs International
GBP	1,320,000	—	9/23/31	6 month GBP-	3.1175%	6,713
				LIBOR-BBA

Total		$—				$(155,154)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$339,527,800 E	$211,068	12/18/15	3 month USD-	0.75%	$(1,737,822)
			LIBOR-BBA

59,720,400 E	1,049,888	12/18/18	3 month USD-	2.05%	(499,259)
			LIBOR-BBA

Absolute Return 700 Fund	53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,344,600 E	$(45,600)	12/18/43	3 month USD-	3.85%	$109,154
			LIBOR-BBA

20,413,400 E	495,813	12/18/23	3 month USD-	3.15%	(275,813)
			LIBOR-BBA

Total	$1,711,169				$(2,403,740)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$1,224,053	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(17,143)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	541,947	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,590)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,893,802	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	73,581
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,818,594	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,366)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	858,358	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	17,385
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	11,660,000	—	7/19/23	(2.585%)	USA Non Revised	(120,798)
					Consumer Price
					Index-Urban (CPI-U)

baskets	1,150,301	—	3/14/14	(3 month USD-	A basket	5,448,884
				LIBOR-BBA plus	(MLTRFCF2) of
				0.10%)	common stocks

units	30,445	—	3/14/14	3 month USD-	Russell 1000 Total	(5,501,716)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$449,416	—	1/12/40	5.00% (1 month	Synthetic MBX Index	998
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	821,580	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,223)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	835,483	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,179)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

54	Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,859,346	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(16,347)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,453,429	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,228
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,285,339	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,255
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

27,157,348	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(380,334)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,713,871	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,002)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,722,913	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(41,524)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

703,776	—	1/12/40	4.00% (1 month	Synthetic MBX Index	5,813
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

506,438	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,283
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

725,875	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,166)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

422,702	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,952)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,159,963	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(36,574)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,231,794	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,718
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,244,815	—	1/12/40	4.00% (1 month	Synthetic MBX Index	10,282
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

145,364	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,944)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

55,670	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(271)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

305,522	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,686)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund	55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$291,202	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$738
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,353,140	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(25,570)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,955,758	—	1/12/41	3.50% (1 month	Synthetic MBX Index	83,003
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

853,009	—	1/12/41	3.50% (1 month	Synthetic MBX Index	11,888
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,038,627	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,696
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,093,989	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(62,370)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,609,111	—	1/12/40	4.00% (1 month	Synthetic MBX Index	38,072
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,755,822	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,437)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,865,648	—	1/12/40	4.50% (1 month	Synthetic MBX Index	30,158
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,251,280	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(73,543)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,211,578	—	1/12/40	4.50% (1 month	Synthetic MBX Index	19,982
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

405,501	—	1/12/40	5.00% (1 month	Synthetic MBX Index	900
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

11,106	—	1/12/40	4.50% (1 month	Synthetic MBX Index	43
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

14,962,198	—	1/12/41	5.00% (1 month	Synthetic MBX Index	37,896
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

393,460	—	1/12/40	5.00% (1 month	Synthetic MBX Index	874
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,276,709	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,835
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

56	Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$925,393	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$2,055
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,039,719	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	38,544
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

177,855	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(405)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

188,171	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,654)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,364,017	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(47,160)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,173,294	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(14,073)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

3,831,475	—	1/12/38	6.50% (1 month	Synthetic MBX Index	33,686
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,409,496	—	1/12/39	6.00% (1 month	Synthetic MBX Index	10,052
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,286,778	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	43,213
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

351,707	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	6,646
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,626,132	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	36,778
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

810,191	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,127)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

405,096	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(564)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

405,096	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(564)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,818,594	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,366)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

812,965	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,131)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund	57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,111,586	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(2,938)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

812,965	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,131)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

270,533	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,379)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,142,014	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(44,003)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,404,702	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(22,883)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

890,481	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(14,506)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

551,448	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,421)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,315,995	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,407)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,946,775	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	41,269
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,623,277	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,259)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

957,208	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,416)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

11,760,000	—	7/19/23	(2.569%)	USA Non Revised	(93,810)
				Consumer Price
				Index-Urban (CPI-U)

1,956,321	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	27,398
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,233,313	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	78,877
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

942,284	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	17,806
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,291,226	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	32,088
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

58	Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$1,195,758	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(10,513)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,258,161	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,062)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

units	132,855	—	10/29/14	(0.15%)	Barclay’s EX-US	(80,072)
					Q-MA USD Excess
					Return Index

units	385,106	—	10/29/14	(0.10%)	Barclay’s Q-MA US	(139,447)
					Excess Return Index

Citibank, N.A.
	$1,695,047	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,293
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	803,717	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,036
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,242,741	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,404)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,741,530	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	29,692
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	2,327,126	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	32,591
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,524,738	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	47,710
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	4,396,737	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	89,050
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

baskets	527	—	2/13/14	(3 month USD-	A basket	3,410,677
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

baskets	417,523	—	9/25/14	3 month USD-	A basket	(3,789,538)
				LIBOR-BBA minus	(CGPUTS19) of
				0.70%	common stocks

units	11,330	—	2/13/14	3 month USD-	Russell 1000 Total	(2,399,713)
				LIBOR-BBA minus	Return Index
				0.15%

units	707	—	2/13/14	3 month USD-	Russell 1000 Total	(149,787)
				LIBOR-BBA minus	Return Index
				0.15%

Absolute Return 700 Fund	59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$1,012,876	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$2,565
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,404,553	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(26,542)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,818,594	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,366)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

551,448	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,421)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,728,713	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	52,220
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,114,966	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	43,625
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,247,256	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	45,477
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,438,359	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	62,158
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,278,238	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	45,911
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,591,215	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	36,289
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,476,629	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	34,685
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,167,587	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	44,361
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

11,560,000	—	7/19/23	(2.57%)	USA Non Revised	(92,237)
				Consumer Price
				Index-Urban (CPI-U)

2,130,717	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	40,264
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,271,764	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	42,929
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,936,504	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	55,491
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

60	Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$2,520,643	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$47,632
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

942,284	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	17,806
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

931,819	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	17,609
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

795,216	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	11,137
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,685,431	9,231	1/12/41	5.00% (1 month	Synthetic TRS Index	(35,625)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,683,614	419	1/12/41	(5.00%) 1 month	Synthetic TRS Index	51,531
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Goldman Sachs International
403,876	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,966)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,415,551	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,891)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,091,993	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,316)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

371,458	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,473)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,673,830	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(34,348)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,969,604	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,589)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

103,767	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,453)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

999,799	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,002)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

982,778	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(18,572)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,074,094	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(27,753)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,074,094	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(27,753)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

279,826	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,919)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

960,948	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,458)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,682,552	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(31,795)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,964,278	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(55,519)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,459,607	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(27,582)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,448,136	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,732)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

544,073	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,783)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,337,834	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(74,755)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,804,169	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(71,887)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,429,123	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(27,006)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

487,851	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,832)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

374,957	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,506)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

676,673	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,327)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

83,565	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(407)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

62	Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,118,820	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(21,142)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,688,352	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(115,209)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

711,294	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,650)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

424,951	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,973)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,422,712	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(13,302)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,277,611	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(24,143)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

308,889	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,504)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,938,706	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(55,161)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

187,862	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,631)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

419,493	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,875)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,983,792	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(17,441)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

203,682	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(992)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

308,288	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,501)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

102,923	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(905)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

274,381	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,412)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

299,150	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,456)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund	63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$598,420	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(2,913)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

405,319	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,973)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,806,818	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(25,304)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,462,077	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(20,476)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,801,699	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(39,237)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,082,217	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(29,161)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

232,779	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,133)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

942,752	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,203)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,551,299	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,552)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,386,387	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(45,312)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,265,452	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	45,732
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,137,325	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(41,980)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,386,354	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	26,198
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

831,608	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	11,647
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,741,530	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(29,692)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,807,777	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	13,669
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

64	Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,669,195	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(24,956)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,677,970	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(23,500)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,640,238	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(30,995)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,512,328	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	49,190
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,434,263	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(64,897)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,818,594	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,366)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,752,722	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,547)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,435,811	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(34,113)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,102,440	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(20,833)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,360,769	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,057)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,560,000	—	7/19/23	(2.58%)	USA Non Revised	(88,087)
				Consumer Price
				Index-Urban (CPI-U)

2,295,423	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	43,376
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

710,694	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	13,430
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,922,276	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	68,936
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,922,276	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	68,936
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,984,278	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	56,394
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund	65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
	$1,504,370	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(21,068)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,218,985	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,932)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,543,209	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	23,778
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	407,198	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	5,703
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG
baskets	808,464	—	5/19/14	(3 month USD-	A basket	(662,133)
				LIBOR-BBA plus	(UBSEMBSK) of
				0.90%)	common stocks

shares	466,462	—	7/18/14	1 month USD-	Vanguard Index	287,819
				LIBOR-BBA minus	Funds — MSCI
				0.45%	Emerging Markets
					ETF

units	112,580	—	5/19/14	3 month USD-	MSCI Emerging	(4,256,376)
				LIBOR-BBA plus	Markets TR Net USD
				0.20%

units	73,244	—	5/19/14	3 month USD-	MSCI Emerging	(202,652)
				LIBOR-BBA plus	Markets TR Net USD
				0.10%

Total		$9,650				$(8,915,557)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$4,785	$70,000	5/11/63	300 bp	$773
BBB Index

CMBX NA	BBB–/P	9,522	158,000	5/11/63	300 bp	466
BBB Index

CMBX NA	BBB–/P	19,446	315,000	5/11/63	300 bp	1,392
BBB Index

CMBX NA	BBB–/P	18,582	326,000	5/11/63	300 bp	(103)
BBB Index

Barclays Bank PLC
CMBX NA	BBB–/P	31,594	285,000	5/11/63	300 bp	15,260
BBB Index

66	Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
CMBX NA	BBB–/P	$1,293	$44,000	5/11/63	300 bp	$(1,229)
BBB Index

CMBX NA	BBB–/P	2,813	147,000	5/11/63	300 bp	(5,613)
BBB Index

CMBX NA	BBB–/P	18,212	149,000	5/11/63	300 bp	9,672
BBB Index

CMBX NA	BBB–/P	14,452	149,000	5/11/63	300 bp	5,912
BBB Index

CMBX NA	BBB–/P	1,288	166,000	5/11/63	300 bp	(8,227)
BBB Index

CMBX NA	BBB–/P	19,183	241,000	5/11/63	300 bp	5,370
BBB Index

CMBX NA	BBB–/P	8,915	293,000	5/11/63	300 bp	(7,879)
BBB Index

CMBX NA	BBB–/P	5,180	294,000	5/11/63	300 bp	(11,671)
BBB Index

CMBX NA	BBB–/P	4,548	296,000	5/11/63	300 bp	(12,418)
BBB Index

CMBX NA	BBB–/P	33,557	297,000	5/11/63	300 bp	16,534
BBB Index

CMBX NA	BBB–/P	24,735	310,000	5/11/63	300 bp	6,968
BBB Index

CMBX NA	BBB–/P	20,393	310,000	5/11/63	300 bp	2,625
BBB Index

CMBX NA	BBB–/P	24,002	310,000	5/11/63	300 bp	6,234
BBB Index

CMBX NA	BBB–/P	23,820	327,000	5/11/63	300 bp	5,078
BBB Index

CMBX NA	BBB–/P	3,855	332,000	5/11/63	300 bp	(15,175)
BBB Index

CMBX NA	BBB–/P	36,250	473,000	5/11/63	300 bp	9,139
BBB Index

CMBX NA	BBB–/P	24,458	596,000	5/11/63	300 bp	(9,703)
BBB Index

CMBX NA	BBB–/P	222	2,000	5/11/63	300 bp	107
BBB Index

CMBX NA	BBB–/P	6,859	88,000	5/11/63	300 bp	1,815
BBB Index

CMBX NA	BBB–/P	12,176	141,000	5/11/63	300 bp	4,094
BBB Index

CMBX NA	BBB–/P	12,269	141,000	5/11/63	300 bp	4,187
BBB Index

Absolute Return 700 Fund	67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$13,955	$144,000	5/11/63	300 bp	$5,701
BBB Index

CMBX NA	BBB–/P	45,820	430,000	5/11/63	300 bp	21,173
BBB Index

CMBX NA	BBB–/P	59,987	568,000	5/11/63	300 bp	27,431
BBB Index

Total		$502,171				$77,913

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 21	B+/P	$(3,684,357)	$65,835,000	12/20/18	500 bp	$800,177
Index

NA HY Series 21	B+/P	(1,525,100)	27,110,000	12/20/18	500 bp	321,573
Index

NA HY Series 21	B+/P	(2,155,085)	38,725,000	12/20/18	500 bp	482,776
Index

Total		$(7,364,542)				$1,604,526

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

68	Absolute Return 700 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$8,469,847	$—	$—

Capital goods	13,766,384	—	—

Communication services	10,203,856	—	—

Conglomerates	25,378,333	—	—

Consumer cyclicals	54,469,038	—	—

Consumer staples	41,622,806	—	—

Energy	27,632,834	—	—

Financials	51,381,358	—	—

Health care	43,085,552	—	—

Technology	50,264,261	—	—

Transportation	7,383,555	—	—

Utilities and power	8,507,700	—	—

Total common stocks	342,165,524	—	—

Commodity linked notes	$—	$19,123,251	$—

Corporate bonds and notes	—	125,802,411	—

Foreign government and agency bonds and notes		5,339,826

Investment companies	13,507,510	—	—

Mortgage-backed securities	—	174,695,560	—

Purchased equity options outstanding	—	5,146,018	—

Senior loans	—	53,480,208	—

U.S. government and agency mortgage obligations	—	103,458,761	—

Short-term investments	164,568,141	123,212,820	—

Totals by level	$520,241,175	$610,258,855	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,939,832)	$—

Futures contracts	(244,729)	—	—

Forward premium swap option contracts	—	3,780	—

TBA sale commitments	—	(27,980,860)	—

Written equity options outstanding		(585,024)

Interest rate swap contracts	—	(4,270,063)	—

Total return swap contracts	—	(8,925,207)	—

Credit default contracts	—	8,544,810	—

Totals by level	$(244,729)	$(35,152,396)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund	69

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $909,434,958)	$999,171,889
Affiliated issuers (identified cost $131,328,141) (Notes 1 and 5)	131,328,141

Cash	1,595,031

Foreign currency (cost $23,405) (Note 1)	23,405

Dividends, interest and other receivables	5,241,058

Receivable for shares of the fund sold	3,709,618

Receivable for investments sold	3,297,540

Receivable for sales of delayed delivery securities (Note 1)	28,625,838

Receivable for variation margin (Note 1)	267,174

Unrealized appreciation on forward premium swap option contracts (Note 1)	3,780

Unrealized appreciation on forward currency contracts (Note 1)	1,184,331

Unrealized appreciation on OTC swap contracts (Note 1)	11,317,115

Total assets	1,185,764,920

LIABILITIES

Payable for investments purchased	3,026,992

Payable for purchases of delayed delivery securities (Note 1)	92,225,326

Payable for shares of the fund repurchased	2,278,551

Payable for compensation of Manager (Note 2)	659,317

Payable for custodian fees (Note 2)	27,279

Payable for investor servicing fees (Note 2)	195,859

Payable for Trustee compensation and expenses (Note 2)	60,297

Payable for administrative services (Note 2)	3,450

Payable for distribution fees (Note 2)	227,277

Payable for variation margin (Note 1)	888,199

Unrealized depreciation on OTC swap contracts (Note 1)	20,309,913

Unrealized depreciation on forward currency contracts (Note 1)	3,124,163

Premium received on OTC swap contracts (Note 1)	511,821

Written options outstanding, at value (premiums $642,292) (Notes 1 and 3)	585,024

TBA sale commitments, at value (proceeds receivable $28,021,192) (Note 1)	27,980,860

Collateral on certain derivative contracts, at value (Note 1)	33,240,000

Other accrued expenses	243,670

Total liabilities	185,587,998

Net assets	$1,000,176,922

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$937,129,329

Undistributed net investment income (Note 1)	13,760,387

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(28,565,273)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	77,852,479

Total — Representing net assets applicable to capital shares outstanding	$1,000,176,922

(Continued on next page)

70	Absolute Return 700 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($346,385,142 divided by 28,470,491 shares)	$12.17

Offering price per class A share (100/94.25 of $12.17)*	$12.91

Net asset value and offering price per class B share ($28,175,481 divided by 2,365,713 shares)**	$11.91

Net asset value and offering price per class C share ($148,531,389 divided by 12,472,274 shares)**	$11.91

Net asset value and redemption price per class M share ($4,534,540 divided by 378,230 shares)	$11.99

Offering price per class M share (100/96.50 of $11.99)*	$12.42

Net asset value, offering price and redemption price per class R share
($2,005,131 divided by 166,492 shares)	$12.04

Net asset value, offering price and redemption price per class R5 share
($10,588 divided by 867 shares)	$12.22†

Net asset value, offering price and redemption price per class R6 share
($6,499,857 divided by 531,498 shares)	$12.23

Net asset value, offering price and redemption price per class Y share
($464,034,794 divided by 38,041,629 shares)	$12.20

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund	71

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $2,439) (including interest income of $63,811 from investments
in affiliated issuers) (Note 5)	$21,025,779

Dividends (net of foreign tax of $64,031)	8,182,497

Total investment income	29,208,276

EXPENSES

Compensation of Manager (Note 2)	7,148,552

Investor servicing fees (Note 2)	1,147,691

Custodian fees (Note 2)	94,956

Trustee compensation and expenses (Note 2)	71,013

Distribution fees (Note 2)	2,647,112

Administrative services (Note 2)	25,494

Other	412,312

Total expenses	11,547,130

Expense reduction (Note 2)	(13,956)

Net expenses	11,533,174

Net investment income	17,675,102

Net realized gain on investments (Notes 1 and 3)	829,818

Net realized loss on swap contracts (Note 1)	(10,352,998)

Net realized loss on futures contracts (Note 1)	(3,152,456)

Net realized gain on foreign currency transactions (Note 1)	5,192,384

Net realized loss on written options (Notes 1 and 3)	(16,546,302)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,130,824)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	38,068,172

Net gain on investments	11,907,794

Net increase in net assets resulting from operations	$29,582,896

The accompanying notes are an integral part of these financial statements.

72	Absolute Return 700 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$17,675,102	$12,252,484

Net realized loss on investments
and foreign currency transactions	(24,029,554)	(821,585)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	35,937,348	41,268,278

Net increase in net assets resulting from operations	29,582,896	52,699,177

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(342,713)	(13,532,154)

Class B	—	(751,043)

Class C	—	(4,254,680)

Class M	—	(130,463)

Class R	(381)	(22,424)

Class R5	(18)	—

Class R6	(22)	—

Class Y	(1,112,674)	(7,869,459)

Increase from capital share transactions (Note 4)	187,329,624	39,224,497

Total increase in net assets	215,456,712	65,363,451

NET ASSETS

Beginning of year	784,720,210	719,356,759

End of year (including undistributed net investment income
of $13,760,387 and distributions in excess of net investment
income of $41,882, respectively)	$1,000,176,922	$784,720,210

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund	73

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [e]

Class A
October 31, 2013	$11.78	.24	.16	.40	(.01)	—	(.01)	—	$12.17	3.42	$346,385	1.25	2.04	199
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	—	11.78	7.97	331,370	1.33[d]	1.82[d]	164
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37[d]	2.86[d]	174
October 31, 2010	11.16	.43	.06	.49	(.15)	(.05)	(.20)	— [f]	11.45	4.44	279,592	1.63[d]	3.81[d]	244
October 31, 2009†	10.00	.33	.83	1.16	—	—	—	— [f]	11.16	11.60*	86,344	1.41*[d]	3.06*[d]	48*

Class B
October 31, 2013	$11.60	.15	.16	.31	—	—	—	—	$11.91	2.67	$28,175	2.00	1.29	199
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.13	26,015	2.08[d]	1.06[d]	164
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12[d]	2.14[d]	174
October 31, 2010	11.08	.34	.05	.39	(.11)	(.05)	(.16)	— [f]	11.31	3.54	18,375	2.38[d]	3.05[d]	244
October 31, 2009†	10.00	.29	.79	1.08	—	—	—	— [f]	11.08	10.80*	6,613	2.05*[d]	2.71*[d]	48*

Class C
October 31, 2013	$11.60	.15	.16	.31	—	—	—	—	$11.91	2.67	$148,531	2.00	1.29	199
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.16	138,619	2.08[d]	1.06[d]	164
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12[d]	2.12[d]	174
October 31, 2010	11.09	.34	.06	.40	(.13)	(.05)	(.18)	— [f]	11.31	3.59	98,655	2.38[d]	3.05[d]	244
October 31, 2009†	10.00	.32	.77	1.09	—	—	—	— [f]	11.09	10.90*	29,797	2.05*[d]	2.89*[d]	48*

Class M
October 31, 2013	$11.65	.18	.16	.34	—	—	—	—	$11.99	2.92	$4,535	1.75	1.53	199
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	—	11.65	7.40	4,105	1.83[d]	1.31[d]	164
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87[d]	2.34[d]	174
October 31, 2010	11.10	.37	.03	.40	(.13)	(.05)	(.18)	— [f]	11.32	3.64	3,134	2.13[d]	3.30[d]	244
October 31, 2009†	10.00	.33	.77	1.10	—	—	—	— [f]	11.10	11.00*	1,473	1.84*[d]	3.04*[d]	48*

Class R
October 31, 2013	$11.68	.21	.15	.36	— [f]	—	— [f]	—	$12.04	3.11	$2,005	1.50	1.77	199
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	—	11.68	7.77	1,235	1.58[d]	1.52[d]	164
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62[d]	2.60[d]	174
October 31, 2010	11.12	.40	.04	.44	(.14)	(.05)	(.19)	— [f]	11.37	3.97	431	1.88[d]	3.56[d]	244
October 31, 2009†	10.00	.32	.80	1.12	—	—	—	— [f]	11.12	11.20*	109	1.62*[d]	2.99*[d]	48*

Class R5
October 31, 2013	$11.81	.28	.15	.43	(.02)	—	(.02)	—	$12.22	3.66	$11	1.02	2.29	199
October 31, 2012‡	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.34*[d]	.54*[d]	164

Class R6
October 31, 2013	$11.81	.25	.20	.45	(.03)	—	(.03)	—	$12.23	3.79	$6,500.92		2.09	199
October 31, 2012‡	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*[d]	.58*[d]	164

Class Y
October 31, 2013	$11.81	.27	.16	.43	(.04)	—	(.04)	—	$12.20	3.67	$464,035	1.00	2.27	199
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	—	11.81	8.31	283,356	1.08[d]	2.04[d]	164
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12[d]	3.13[d]	174
October 31, 2010	11.17	.46	.05	.51	(.16)	(.05)	(.21)	— [f]	11.47	4.64	169,634	1.38[d]	4.04[d]	244
October 31, 2009†	10.00	.40	.77	1.17	—	—	—	— [f]	11.17	11.70*	60,759	1.19*[d]	3.56*[d]	48*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74	Absolute Return 700 Fund	Absolute Return 700 Fund	75

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	10/31/12	10/31/11	10/31/10	10/31/09

Class A	0.05%	0.08%	0.03%	0.46%

Class B	0.05	0.08	0.03	0.46

Class C	0.05	0.08	0.03	0.46

Class M	0.05	0.08	0.03	0.46

Class R	0.05	0.08	0.03	0.46

Class R5	—	N/A	N/A	N/A

Class R6	—	N/A	N/A	N/A

Class Y	0.05	0.08	0.03	0.46

e Portfolio turnover excludes TBA purchase and sale transactions.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

76	Absolute Return 700 Fund

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the rate of inflation by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

Absolute Return 700 Fund	77

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital

78	Absolute Return 700 Fund

gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums is factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Absolute Return 700 Fund	79

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum

80	Absolute Return 700 Fund

risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $244,622 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

Absolute Return 700 Fund	81

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,225,860 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $11,868,567.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

82	Absolute Return 700 Fund

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $27,325,335 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$25,552,283	$—	$25,552,283	*

1,773,052	—	1,773,052	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from income on swap contracts, and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,417,025 to decrease undistributed net investment income, $349,483 to increase paid-in-capital and $2,067,542 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$98,498,207
Unrealized depreciation	(9,992,398)

Net unrealized appreciation	88,505,809
Undistributed ordinary income	5,470,398
Capital loss carryforward	(27,325,335)
Cost for federal income tax purposes	$1,041,972,048

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

Absolute Return 700 Fund	83

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.28% The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.88% of the fund’s average net assets before a decrease of $693,585 (0.078% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2014, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under each fund’s distribution plans) will not exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

84	Absolute Return 700 Fund

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$453,829	Class R5	16

Class B	36,378	Class R6	1,944

Class C	192,786	Class Y	454,462

Class M	5,939	Total	$1,147,691

Class R	2,337

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,005 under the expense offset arrangements and by $12,951 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $640, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Absolute Return 700 Fund	85

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$862,005	Class M	34,039

Class B	276,653	Class R	8,995

Class C	1,465,420	Total	$2,647,112

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $144,641 and $2,457 from the sale of class A and class M shares, respectively, and received $20,732 and $4,203 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $220 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,494,499,564 and $1,347,382,124, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $6,483,750 and $6,484,844, respectively.

Written option transactions during the reporting period are summarized as follows:

			Written option
			contract
	Written swap		amounts/
	option contract	Written swap	number of	Written option
	amounts	option premiums	contracts	premiums

Written options outstanding
at the beginning of the
reporting period	$13,270,000	$255,448	2,400,334	$3,202,130

Options opened	227,549,000	—	73,550,448	8,361,141
Options exercised	(12,218,000)	—	—	—
Options expired	—	—	(64,824,735)	(5,711,333)
Options closed	(216,001,000)	(255,448)	(9,260,035)	(5,209,646)

Written options outstanding at
the end of the reporting period	$12,600,000	$—	1,866,012	$642,292

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	9,548,148	$114,169,615	9,251,110	$106,268,963

Shares issued in connection with
reinvestment of distributions	26,634	310,819	1,114,342	12,090,615

	9,574,782	114,480,434	10,365,452	118,359,578

Shares repurchased	(9,242,561)	(110,681,279)	(14,372,473)	(162,631,768)

Net increase (decrease)	332,221	$3,799,155	(4,007,021)	$(44,272,190)

86	Absolute Return 700 Fund

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	472,692	$5,564,826	439,354	$4,968,777

Shares issued in connection with
reinvestment of distributions	—	—	65,358	703,255

	472,692	5,564,826	504,712	5,672,032

Shares repurchased	(349,031)	(4,105,601)	(316,764)	(3,577,563)

Net increase	123,661	$1,459,225	187,948	$2,094,469

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	3,745,106	$44,007,969	2,868,639	$32,453,915

Shares issued in connection with
reinvestment of distributions	—	—	322,163	3,466,471

	3,745,106	44,007,969	3,190,802	35,920,386

Shares repurchased	(3,220,952)	(37,866,781)	(3,051,939)	(34,391,698)

Net increase	524,154	$6,141,188	138,863	$1,528,688

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	112,620	$1,325,143	68,727	$784,179

Shares issued in connection with
reinvestment of distributions	—	—	11,446	123,388

	112,620	1,325,143	80,173	907,567

Shares repurchased	(86,751)	(1,022,559)	(68,917)	(782,920)

Net increase	25,869	$302,584	11,256	$124,647

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	107,725	$1,268,726	62,643	$713,384

Shares issued in connection with
reinvestment of distributions	33	381	2,080	22,424

	107,758	1,269,107	64,723	735,808

Shares repurchased	(46,992)	(556,373)	(16,147)	(183,354)

Net increase	60,766	$712,734	48,576	$552,454

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	865	$10,000

Shares issued in connection with
reinvestment of distributions	2	18	—	—

	2	18	865	10,000

Shares repurchased	—	—	—	—

Net increase	2	$18	865	$10,000

Absolute Return 700 Fund	87

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	612,220	$7,487,175	865	$10,000

Shares issued in connection with
reinvestment of distributions	2	22	—	—

	612,222	7,487,197	865	10,000

Shares repurchased	(81,589)	(986,932)	—	—

Net increase	530,633	$6,500,265	865	$10,000

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	26,312,188	$315,776,014	14,631,706	$167,900,730

Shares issued in connection with
reinvestment of distributions	76,709	895,189	530,842	5,759,637

	26,388,897	316,671,203	15,162,548	173,660,367

Shares repurchased	(12,347,969)	(148,256,748)	(8,310,533)	(94,483,938)

Net increase	14,040,928	$168,414,455	6,852,015	$79,176,429

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	867	100.0%	10,595

Class R6	867	0.2	10,603

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$75,245,392	$102,341,051	$177,586,443	$26,087	$—

Putnam Short Term
Investment Fund*	—	482,093,490	350,765,349	37,724	131,328,141

Totals	$75,245,392	$584,434,541	$528,351,792	$63,811	$131,328,141

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

88	Absolute Return 700 Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	1,800,000

Purchased TBA commitment option contracts (contract amount)	$3,200,000

Purchased swap option contracts (contract amount)	$87,600,000

Written equity option contracts (contract amount) (Note 3)	8,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$47,400,000

Futures contracts (number of contracts)	3,000

Forward currency contracts (contract amount)	$514,500,000

OTC interest rate swap contracts (notional)	$543,400,000

Centrally cleared interest rate swap contracts (notional)	$156,500,000

OTC total return swap contracts (notional)	$925,200,000

OTC credit default swap contracts (notional)	$50,900,000

Centrally cleared credit default contracts (notional)	$30,400,000

* For the reporting period, the transactions were minimal.

Absolute Return 700 Fund	89

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$8,969,068*	depreciation	$424,258*

Foreign exchange
contracts	Receivables	1,184,331	Payables	3,124,163

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	16,150,035*	depreciation	19,261,076*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	3,181,453*	depreciation	8,945,637*

Total		$29,484,887		$31,755,134

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(371,007)	$(371,007)

Foreign exchange
contracts	—	—	4,927,980	—	4,927,980

Equity contracts	(28,985,417)	8,362,715	—	(5,994,786)	(26,617,488)

Interest rate contracts	(1,641,434)	(11,515,171)	—	(3,987,205)	(17,143,810)

Total	$(30,626,851)	$(3,152,456)	$4,927,980	$(10,352,998)	$(39,204,325)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,324,195	$3,324,195

Foreign exchange
contracts	—	—	(2,166,334)	—	(2,166,334)

Equity contracts	(1,175,790)	521,415	—	(8,791,999)	(9,446,374)

Interest rate contracts	886,367	556,114	—	(4,046,765)	(2,604,284)

Total	$(289,423)	$1,077,529	$(2,166,334)	$(9,514,569)	$(10,892,797)

90	Absolute Return 700 Fund

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Absolute Return 700 Fund	91

Federal tax information (Unaudited)

The fund designated 96.86% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

92	Absolute Return 700 Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Absolute Return 700 Fund	93

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

94	Absolute Return 700 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Absolute Return 700 Fund	95

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

96	Absolute Return 700 Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 700 Fund	97

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

98	Absolute Return 700 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

Absolute Return 700 Fund	99

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

100	Absolute Return 700 Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN107
284329 12/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$131,596	$ —	$14,640	$ —
October 31, 2012	$148,606	$ —	$14,700	$1,417

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $164,640 and $255,626 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$150,000	$ —	$ —

October 31, 2012	$ —	$122,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013